UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  x                             Filed by a party other than the Registrant  o
Check the appropriate box:

o	Preliminary Proxy Statement

o	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

x	Definitive Proxy Statement

o	Definitive Additional Materials

o	Soliciting Material Pursuant to § 240.14a-12
THREDUP INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

x	No fee required
o	Fee paid previously with preliminary materials
o	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ThredUp Inc.
969 Broadway
Suite 200
Oakland, California 94607
April 7, 2022
Dear thredUP Stockholder:
We are pleased to invite you to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of ThredUp Inc. (“thredUP”) to be held on May 26, 2022 at 12:30 p.m. Pacific Time. The Annual Meeting will be held virtually via a live interactive audio webcast on the internet. You will be able to participate in the Annual Meeting online and vote and submit your questions during the meeting at www.virtualshareholdermeeting.com/TDUP2022.
Details regarding the meeting and the business to be conducted are more fully described in the accompanying Notice of the 2022 Annual Meeting and Proxy Statement. You are entitled to vote at our Annual Meeting and any adjournments, continuations or postponements of our Annual Meeting only if you were a stockholder as of the close of business on March 28, 2022.
Thank you for your ongoing support of thredUP.

Sincerely,

James Reinhart
Chief Executive Officer, Co-Founder and Director
YOUR VOTE IS IMPORTANT
On or about April 7, 2022, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our 2022 Annual Meeting of Stockholders (the “Proxy Statement”) and our 2021 Annual Report on Form 10-K (“2021 Annual Report”). The Notice provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of proxy materials by mail. This Proxy Statement and our 2021 Annual Report can be accessed directly at the internet address www.proxyvote.com using the control number located on the Notice, on your proxy card or in the instructions that accompanied your proxy materials. A copy of our 2021 Annual Report and our Proxy Statement are also available on our investor relations website at ir.thredup.com.
Whether or not you plan to attend the meeting, please ensure that your shares are voted at the Annual Meeting by signing and returning a proxy card or by using our internet or telephonic voting system.

ThredUp Inc.
969 Broadway
Suite 200
Oakland, California 94607
NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 26, 2022
Notice is hereby given that ThredUp Inc. will hold its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) on May 26, 2022 at 12:30 p.m. Pacific Time via a live interactive audio webcast on the internet. You will be able to vote and submit your questions at www.virtualshareholdermeeting.com/TDUP2022 during the meeting. We are holding the Annual Meeting for the following purposes, which are more fully described in the accompanying proxy statement:
•To elect three Class I directors to hold office until the 2025 annual meeting of stockholders or until their successors are duly elected and qualified, subject to their earlier resignation or removal;
•To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2022; and
•To transact any other business that properly comes before the Annual Meeting (including adjournments, continuations, and postponements thereof).
Our board of directors recommends that you vote “FOR” the director nominees named in Proposal One and “FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm as described in Proposal Two.
We have elected to provide electronic access to our Annual Meeting materials, which include the proxy statement for our Annual Meeting of Stockholders (the “Proxy Statement”) accompanying this notice, in lieu of mailing printed copies. On or about April 7, 2022, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our Proxy Statement and our 2021 Annual Report on Form 10-K (“2021 Annual Report”). The Notice provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail. Our Proxy Statement and our 2021 Annual Report can be accessed directly at the internet address www.proxyvote.com using the control number located on your Notice, on your proxy card or in the instructions that accompanied your proxy materials.
Only stockholders of record at the close of business on March 28, 2022 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting as set forth in the Proxy Statement.
By Order of the Board of Directors,

Alon Rotem
Chief Legal Officer and Secretary
Oakland, California
April 7, 2022

THREDUP INC.
2022 ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT

THREDUP INC.
969 Broadway
Suite 200
Oakland, California 94607
PROXY STATEMENT
FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 26, 2022
GENERAL INFORMATION
Our board of directors (our “board”) solicits your proxy on our behalf for the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment, continuation or postponement of the Annual Meeting for the purposes set forth in this proxy statement for our Annual Meeting of Stockholders (this “Proxy Statement”) and the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held virtually via a live interactive audio webcast on the internet on May 26, 2022 at 12:30 p.m. Pacific Time. On or about April 7, 2022, we expect to mail our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this Proxy Statement and our 2021 Annual Report on Form 10-K (“2021 Annual Report”). If you held shares of our Class A common stock or Class B common stock at the close of business on March 28, 2022 you are invited to attend the meeting at www.virtualshareholdermeeting.com/TDUP2022 and vote on the proposals described in this Proxy Statement.
In this Proxy Statement the terms “thredUP,” “the Company,” “we,” “us” and “our” refer to ThredUp Inc. and its subsidiaries. The mailing address of our principal executive offices is ThredUp Inc., 969 Broadway, Suite 200, Oakland, California 94607.

What matters are being voted on at the Annual Meeting?
You will be voting on:
•The election of three Class I directors to serve until the 2025 annual meeting of stockholders or until their successors are duly elected and qualified;
•A proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2022; and
•Any other business as may properly come before the Annual Meeting.

How does the board recommend that I vote on these proposals?
Our board recommends a vote:
•“FOR” the election of Ian Friedman, Timothy Haley and Coretha Rushing as Class I directors; and
•“FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2022.

Who is entitled to vote?
Holders of either class of our common stock at the close of business as of March 28, 2022, the record date for our Annual Meeting (the “Record Date”), may vote at the Annual Meeting. As of the Record Date, there were 58,545,038 shares of our Class A common stock and 40,383,662 shares of our Class B common stock outstanding. Our Class A common stock and Class B common stock will vote as a single class on all matters described in this Proxy Statement for which your vote is being solicited. Stockholders are not permitted to cumulate votes with respect to the election of directors. Each share of Class A common stock is entitled to one vote on each proposal and each share of Class B common stock is entitled to 10 votes on each proposal. Our Class A common stock and Class B common stock are sometimes collectively referred to in this Proxy Statement as our “common stock.”
Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, Computershare, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to vote by internet during the meeting or vote through the internet, by telephone or, if you request or receive paper proxy materials by mail, by filling out and returning the proxy card. Throughout this Proxy Statement, we refer to these registered stockholders as “stockholders of record.”
Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the Notice was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares if you follow the instructions you receive from your broker, bank or nominee. You can also choose to vote your shares before the Annual Meeting by internet or telephone or by internet during the Annual Meeting, in each case by using the 16-digit control number, which is in the instructions accompanying your proxy materials, if your broker, bank or nominee makes those instructions available. Beneficial owners are also invited to attend the Annual Meeting.

What do I need to be able to attend the Annual Meeting online?
We will be hosting our Annual Meeting via live audio webcast only. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/TDUP2022. The webcast will start at 12:15 p.m. Pacific Time on May 26, 2022. Stockholders may vote and ask questions while attending the Annual Meeting online, although we urge you to vote before the meeting using this proxy for efficiency of administration. In order to be able to attend the Annual Meeting, you will need the 16-digit control number, which is located on your Notice, on your proxy card or in the instructions accompanying your proxy materials. Instructions on how to participate in the Annual Meeting are also posted online at www.proxyvote.com.

How many votes are needed for the approval of each proposal?
Proposal One. The election of directors requires a plurality of the voting power of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. “Plurality” means that the nominees who receive the largest number of votes cast “For” such nominees are elected as directors. As a result, any shares not voted “For” a particular nominee (whether as a result of stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. You may vote “For” or “Withhold” on each of the nominees for election as a director.
Proposal Two. The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our year ending December 31, 2022 requires the affirmative vote of a majority of the voting power of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. Abstentions are considered shares present and entitled to vote on this proposal, and thus, will have the same effect as a vote “Against” this proposal. We expect there will be no broker non-votes with respect to this proposal, because brokers have discretionary voting authority with respect to this proposal. Broker non-votes, if any, will have no effect on this proposal.

What is the quorum requirement?	A quorum is the minimum number of shares required to be present at the Annual Meeting to properly hold an annual meeting of stockholders and conduct business under our bylaws and Delaware law. The presence, in person or by proxy, of a majority of the voting power of all issued and outstanding shares of our common stock entitled to vote on the Record Date will constitute a quorum at the Annual Meeting. Abstentions, withhold votes and broker non-votes are counted as shares present and entitled to vote for the purposes of determining a quorum.

How do I vote?
If you are a stockholder of record, there are four ways to vote:
(1)by internet at www.proxyvote.com 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on May 25, 2022 (have your Notice or proxy card in hand when you visit the website);
(2)by toll-free telephone at 1-800-690-6903, until 11:59 p.m. Eastern Time on May 25, 2022 (have your Notice or proxy card in hand when you call);
(3)by completing and mailing your proxy card (if you received printed proxy materials); or
(4)by internet during the Annual Meeting. Instructions on how to attend and vote at the Annual Meeting are described at www.virtualshareholdermeeting.com/TDUP2022.
In order to be counted, proxies submitted by telephone or internet must be received by 11:59 p.m. Eastern Time on May 25, 2022. Proxies submitted by U.S. mail must be received before the start of the Annual Meeting.
If you are a street name stockholder, please follow the instructions from your broker, bank or other nominee to vote by internet, telephone or mail before the meeting, or by internet during the Annual Meeting, in each case by using the 16-digit control number, which is in the instructions accompanying your proxy materials, if your broker, bank or nominee makes those instructions available.

Can I change my vote or revoke my proxy?
Yes. If you are a stockholder of record, you can change your vote or revoke your proxy by:
•notifying our Secretary, in writing, at ThredUp Inc., 969 Broadway, Suite 200, Oakland, California 94607. Such notice must be received at the above location before 11:59 p.m. Eastern Time on May 25, 2022;
•voting again using the telephone or internet before 11:59 p.m. Eastern Time on May 25, 2022 (your latest telephone or internet proxy is the one that will be counted); or
•attending and voting during the Annual Meeting. Simply logging into the Annual Meeting will not, by itself, revoke your proxy.
If you are a street name stockholder, you may revoke any prior voting instructions by contacting your broker, bank or other nominee or by attending the Annual Meeting and voting by internet during the meeting by using the 16-digit control number, which is in the instructions accompanying your proxy materials, if your broker, bank or nominee makes those instructions available.

What is the effect of giving a proxy?	Proxies are solicited by and on behalf of our board. James Reinhart, Sean Sobers, Anthony Marino and Alon Rotem have been designated as proxy holders by our board. When proxies are properly granted, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board as described above. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, continued or postponed, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described above.

What is the effect of abstentions and broker non-votes?
Votes withheld from any nominee, abstentions and “broker nonvotes” (i.e., where a broker has not received voting instructions from the beneficial owner and for which the broker does not have discretionary power to vote on a particular matter) are counted as present for purposes of determining the presence of a quorum. Shares voting “withheld” have no effect on the election of directors. Abstentions have the same effect as a vote “against” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2022.
Brokerage firms and other intermediaries holding shares of our common stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole “routine” matter, the proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for our year ending December 31, 2022. Absent direction from you, your broker will not have discretion to vote on Proposal One (election of directors), which is a “non-routine” matter.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?
In accordance with the rules of the U.S. Securities and Exchange Commission (the “SEC”), we have elected to furnish our proxy materials, including this Proxy Statement and our 2021 Annual Report, primarily via the internet. On or about April 7, 2022, we mailed to our stockholders a Notice that contains instructions on how to access our proxy materials on the internet, how to vote at the meeting and how to request printed copies of the proxy materials and our 2021 Annual Report. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of the proxy materials on the internet to help reduce the environmental impact of our annual meetings of stockholders.

Where can I find the voting results of the Annual Meeting?	We will announce preliminary results at the Annual Meeting. We will also disclose final results by filing a Current Report on Form 8-K within four business days after the Annual Meeting. If final results are not available at that time, we will provide preliminary voting results in the Current Report on Form 8-K and will provide the final results in an amendment to the Current Report on Form 8-K as soon as they become available.

How are proxies solicited for the Annual Meeting and who is paying for the solicitation?	Our board is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker, bank or other nominee holds shares of our common stock on your behalf. In addition, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, our proxy materials to multiple stockholders who share the same address, unless we have received contrary instructions from one or more of such stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice and, if applicable, our proxy materials, such stockholder may contact us at:
ThredUp Inc.
Attention: Investor Relations
969 Broadway
Suite 200
Oakland, California 94607
(855) 980-5920
Street name stockholders may contact their broker, bank or other nominee to request information about householding.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?
Stockholder Proposals
Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at next year’s annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for the Annual Meeting, our Secretary must receive the written proposal at our principal executive offices not later than December 8, 2022. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:
ThredUp Inc.
Attention: Secretary
969 Broadway
Suite 200
Oakland, California 94607
Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting of stockholders is business that is (i) specified in our proxy materials with respect to such annual meeting, (ii) otherwise properly brought before such annual meeting by or at the direction of our board or (iii) properly brought before such meeting by a stockholder of record entitled to vote at such annual meeting who has delivered timely written notice to our Secretary, which notice must contain the information specified in our bylaws. To be timely for the 2023 annual meeting of stockholders, our Secretary must receive the written notice at our principal executive offices:
•not earlier than December 8, 2022; and
•not later than the close of business on January 7, 2023
In the event we hold the 2023 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary of the Annual Meeting, then, for notice by the stockholder to be timely, it must be received by the Secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting, or the tenth day following the day on which public announcement of the date of such annual meeting is first made.
If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting of stockholders does not appear to present his, her, or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.
Nomination of Director Candidates
Holders of our common stock may propose director candidates for consideration by our nominating and corporate governance committee. Any such recommendations must include the nominee’s name and qualifications for membership on our board and be directed to our Secretary at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see the section titled “Corporate Governance.”

In addition, our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, a stockholder must provide the information required by our bylaws. In addition, the stockholder must give timely notice to our Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Secretary within the time periods described above under the section titled “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.
To comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than March 27, 2023.
Availability of Bylaws
A copy of our bylaws is available via the SEC’s website at www.sec.gov. You may also contact our Secretary at the address set forth above for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

What does being an “emerging growth company” mean?
We qualify as an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). An emerging growth company may take advantage of specified reduced reporting requirements that are otherwise applicable generally to public companies. These provisions include:
•an exemption from compliance with the auditor attestation requirement on the effectiveness of our internal controls over financial reporting;
•an exemption from compliance with any requirement that the Public Company Accounting Oversight Board may adopt regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the financial statements;
•reduced disclosure about our executive compensation arrangements; and
•exemptions from the requirements to obtain a non-binding advisory vote on executive compensation or a stockholder approval of any golden parachute arrangements.
We will remain an emerging growth company until the earliest to occur of (i) the last day of the fiscal year in which we have more than $1.07 billion in annual revenue; (ii) the date we qualify as a “large accelerated filer,” with at least $700 million of equity securities held by non-affiliates; (iii) the date on which we have issued, in any three-year period, more than $1.0 billion in non-convertible debt securities and (iv) the last day of the fiscal year ending after the fifth anniversary of the completion of our initial public offering (our “IPO”). We may choose to take advantage of some, but not all, of the available benefits under the JOBS Act. In addition, under the JOBS Act, “emerging growth companies” can delay adopting new or revised accounting standards until such time as those standards apply to private companies. We intend to avail ourselves of this extended transition period for complying with new or revised accounting standards. Accordingly, we will not be subject to the same new or revised accounting standards as other public companies that are not “emerging growth companies.”

Accordingly, the information contained herein may be different than the information you receive from other public companies in which you hold stock.

Why is this Annual Meeting being held virtually?
In light of continuing public health and travel concerns arising from the coronavirus (COVID-19) pandemic, we believe hosting a virtual meeting helps ensure the health and safety of our stockholders, board, and management.
We are excited to embrace the latest technology to provide ease of access, real-time communication and cost savings for our stockholders and our Company. Hosting a virtual meeting provides easy access for our stockholders and facilitates participation since stockholders can participate from any location around the world.
You will be able to participate in the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/TDUP2022. You also will be able to vote your shares electronically prior to or during the Annual Meeting.

How can I submit a question at the Annual Meeting?
If you would like to submit a question during the Annual Meeting, log into www.virtualshareholdermeeting.com/TDUP2022 by using the 16-digit control number, which is on your Notice, your proxy card or in the instructions accompanying your proxy materials, type your question into the “Ask a Question” field, and click “Submit.”
Our virtual meeting will be governed by our Rules of Conduct, which will be available on the virtual meeting platform in advance of the Annual Meeting. The Rules of Conduct will address the ability of stockholders to ask questions during the meeting, including rules on permissible topics, and rules for how questions and comments will be recognized and disclosed to meeting participants. We will publish all questions submitted in accordance with the Rules of Conduct with answers as soon as practicable following the Annual Meeting at www.virtualshareholdermeeting.com/TDUP2022.

What if I have technical difficulties or trouble accessing the Annual Meeting?	If you encounter any technical difficulties with accessing the audio webcast on the meeting day, please call the technical support number posted on www.virtualshareholdermeeting.com/TDUP2022. Technical support will be available starting at 12:00 p.m. Pacific Time, 30 minutes before the meeting start time, on May 26, 2022 and will remain available until the Annual Meeting has ended.

PROPOSAL ONE:
ELECTION OF DIRECTORS
Number of Directors; Board Structure
Our board is divided into three staggered classes of directors. One class is elected each year at the annual meeting of stockholders for a term of three years. The term of the Class I directors expires at the Annual Meeting. The term of the Class II directors expires at the 2023 annual meeting and the term of the Class III directors expires at the 2024 annual meeting. After the initial terms expire, directors are expected to be elected to hold office for a three-year term or until the election and qualification of their successors in office.
On March 8, 2022, two of our Class I directors, Greg Bettinelli and Norman Matthews, notified our board of their intent not to stand for re-election as Class I directors. The decisions of Greg Bettinelli and Norman Matthews not to stand for re-election is not a result of any disagreement with us on any matter relating to our operations, policies or practices. In connection with the expiration of the current term of Mr. Bettinelli and Mr. Matthews at the Annual Meeting, our board nominated Timothy Haley to stand for election as a Class I director at the Annual Meeting. Mr. Haley notified our board of his intention to resign as a Class II director at the conclusion of the Annual Meeting, contingent upon his election as a Class I director at the Annual Meeting. Mr. Haley’s decision to resign as a Class II director is solely to facilitate his election as a Class I director at the Annual Meeting and is not a result of any disagreement with us on any matter relating to our operations, policies or practices.
Nominees
Our board has nominated Messrs. Ian Friedman and Timothy Haley and Ms. Coretha Rushing for election as Class I directors to hold office until the 2025 annual meeting of stockholders or until their successors are duly elected and qualified, subject to their earlier resignation or removal. Each of the nominees is a member of our board and has consented to serve if elected. Proxies may not be voted for a greater number of persons than the number of nominees named in this proxy statement as only Class I is up for re-election at the Annual Meeting.
Unless you direct otherwise through your proxy voting instructions, the persons named as proxies will vote all proxies received “FOR” the election of each nominee. If any nominee is unable or unwilling to serve at the time of the Annual Meeting, the persons named as proxies may vote for a substitute nominee chosen by our present board. In the alternative, the proxies may vote only for the remaining nominees, leaving a vacancy on our board. Our board may fill such vacancy at a later date or reduce the size of our board. We have no reason to believe that any of the nominees will be unwilling or unable to serve if elected as a director.
Recommendation of our Board
OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES.
The biographies of each of the nominees and continuing directors below contain information regarding each such person’s service as a director, business experience, director positions held currently or at any time during the last five years, and the experiences, qualifications, attributes or skills that caused our board to determine that the person should serve as a director of the Company. In addition to the information presented below regarding each nominee’s and continuing director’s specific experience, qualifications, attributes and skills that led our board to the conclusion that he or she should serve as a director, we also believe that each of our directors has a reputation for integrity, honesty and adherence to high ethical standards. Each of our directors has demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to our Company and our board. Finally, we value our directors’ diversity and experience in relevant areas of business management and on other boards and board committees.
Our corporate governance guidelines also dictate that a majority of our board be comprised of directors whom our board has determined are “independent” directors under the published listing requirements of the Nasdaq Global Select Market (“Nasdaq").

Directors
The following table sets forth information regarding our directors, including their ages, as of April 7, 2022:

Name	Age	Positions and Offices Held with the Company	Class
Employee Directors:
James Reinhart	43	Chief Executive Officer, Director and Co-Founder	II
Non-Employee Directors:
Patricia Nakache(3)	56	Director, Chairperson	III
Greg Bettinelli(1)(4)	49	Director	I
Ian Friedman(1)	39	Director	I
Mandy Ginsberg(2)	52	Director	III
Timothy Haley(2)	67	Director	II
Jack Lazar(1)	56	Director	III
Norman Matthews(3)(5)	89	Director	I
Dan Nova(2)	60	Director	II
Paula Sutter(3)	54	Director	II
Coretha Rushing(2)	66	Director	I
Marcie Vu(1)	49	Director	III
____________
(1)Member of the audit committee.
(2)Member of the compensation committee.
(3)Member of the nominating and corporate governance committee.
(4)Mr. Bettinelli does not intend to stand for re-election for the 2022 annual meeting of stockholders.
(5)Mr. Matthews does not intend to stand for re-election for the 2022 annual meeting of stockholders.

Our board believes that directors who provide a significant breadth of experience, knowledge and abilities in areas relevant to our business, while also representing a diversity of age, gender, race, sexual orientation and ethnicity, contribute to a well-balanced and effective board. Our board’s current metrics are highlighted in the following graphic. Information about each individual director and director nominee follows.

Board Diversity Matrix (As of April 7, 2022)
Total Number of Directors	12
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	5	7	0	0
Part II: Demographic Background
African American or Black	1	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	1	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	3	7	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0
Information Concerning Director Nominees
Ian Friedman. Mr. Friedman has served as a member of our board since August 2015. Since January 2020, Mr. Friedman has worked as an investor in the venture capital industry. Since October 2020, Mr. Friedman has served as the Chief Executive Officer and a director of Highland Transcend Partners I Corp., a publicly traded special purpose acquisition company. From September 2012 to October 2019, Mr. Friedman served as the Co-Head of Goldman Sachs Investment Partners, Venture Capital and Growth Equity, a banking and financial services company. From September 2008 to July 2010, Mr. Friedman served as a Private Equity Investor of Bain Capital, LLC, a private investment firm. From September 2006 to July 2008, Mr. Friedman served as a consultant at Boston Consulting Group, a management consulting firm. Mr. Friedman holds a Master of Business Administration from the Stanford Graduate School of Business and a degree in Honours Business Administration from the University of Western Ontario, Richard Ivey School of Business.
We believe that Mr. Friedman is qualified to serve as a member of our board because of his extensive business and investment experience in the venture capital industry and his knowledge of the industry in which we operate.
Timothy Haley. Mr. Haley has served as a member of our board since March 2011. Mr. Haley is a founding member of Redpoint Ventures, a venture capital firm, where he has served as the Managing Director since 1999. Mr. Haley is also a member of the boards of directors of Netflix, Inc., a publicly traded media-services provider and production company, 2U, Inc., a publicly traded education technology company, and Zuora, Inc., a publicly traded enterprise software company. Mr. Haley has also served as a member of the boards of directors of a number of privately held companies. Mr. Haley holds a Bachelor of Arts in Philosophy from Santa Clara University.
We believe that Mr. Haley is qualified to serve as a member of our board because of his extensive experience in the venture capital industry and as a board member of publicly traded and privately held technology companies and his knowledge of the industry in which we operate.

Coretha Rushing. Ms. Rushing has served as a member of our board since January 2022. Since February 2020, Ms. Rushing has served as Managing Director and Executive Mentor for The ExCo Group, LLC (formerly Merryck & Co.), a global executive coaching and mentoring firm. Ms. Rushing has also served as the President of CR Consulting Alliance, LLC, her own human resource consulting firm, since November 2019. From May 2006 to January 2020, Ms. Rushing served as Corporate Vice President and Chief Human Resources Officer of Equifax Inc, a publicly traded consumer credit reporting agency. From June 1996 to December 2005, she was Senior Vice President, Chief Human Resources Officer of The Coca-Cola Company, a publicly traded multinational beverage corporation. Ms. Rushing has served as a board member of Benefitfocus.com, Inc., a publicly traded cloud-based benefits platform software company, since March 2021 and as a board member of 2U, Inc., a publicly traded educational technology company, since April 2016. She also serves as an external board and HR advisor to private company boards. Ms. Rushing previously served on the board, including most recently as Chair and then Chair Emeritus, of The Society for Human Resource Management. Ms. Rushing holds a Master of Education in Human Resources and Counseling from The George Washington University and a Bachelor of Science in Industrial Psychology from East Carolina University.
We believe that Ms. Rushing is qualified to serve as a member of our board because of her extensive experience in human resources as well as her experience as an advisor and board member of publicly traded companies.
Information Concerning Continuing Directors
James Reinhart. Mr. Reinhart co-founded thredUP and has served as our Chief Executive Officer and as a member of our board since January 2009. Prior to founding thredUP, Mr. Reinhart helped develop the Pacific Collegiate School and co-founded Beacon Education Network, a charter management organization serving low-income students on California’s Central Coast. Mr. Reinhart holds a Master of Public Administration from the Harvard Kennedy School, a Master of Business Administration from Harvard Business School and a Bachelor of Arts in History from Boston College.
We believe that Mr. Reinhart is qualified to serve as a member of our board because of his experience and perspective as our Chief Executive Officer, Director and Co-Founder.
Patricia Nakache. Ms. Nakache has served as a member of our board since June 2010 and Chairperson of our board since September 2020. Ms. Nakache has served in various roles and most recently as a General Partner of Trinity Ventures, a venture capital firm since July 1999. Ms. Nakache has served as a Lecturer in Management at the Stanford Graduate School of Business since April 2016. From 1991 to 1998, Ms. Nakache served in various roles and most recently as a Practice Consultant and Senior Engagement Manager at McKinsey & Company, a management consulting firm. From 1987 to 1989, Ms. Nakache served as a Business Analyst at McKinsey & Company. Ms. Nakache has served as a board member of the National Venture Capital Association, an organization dedicated to advocating for public policy that supports the American entrepreneurial ecosystem, since May 2018. Ms. Nakache has served as a board member for Papaya Growth Opportunity Corp I since January 2022. From 2008 to January 2014, Ms. Nakache served as a member of the board of directors of Care.com, Inc., a publicly traded family and senior care company that was acquired by IAC/InterActiveCorp in February 2020. Ms. Nakache also serves as a member of the board of directors of a number of privately held companies. Ms. Nakache holds a Master of Business Administration from the Stanford University Graduate School of Business and a Bachelor of Arts in Physics and Chemistry from Harvard University.
We believe that Ms. Nakache is qualified to serve as a member of our board because of her significant knowledge of and history with our Company, her experience as a seasoned investor and as a current and former director of numerous privately held consumer growth and technology companies, and her knowledge of the industry in which we operate.
Mandy Ginsberg. Ms. Ginsberg has served as a member of our board since December 2020. From December 2017 to March 2020, Ms. Ginsberg served as Chief Executive Officer of Match Group, Inc. From December 2015 to December 2017, Ms. Ginsberg served as Chief Executive Officer of Match Group Americas. From July 2014 to December 2015, she served as the Chief Executive Officer of The Princeton Review. Ms. Ginsberg is a member of the board of directors of Uber Technologies, Inc., a publicly traded ride hailing and movement company, and a director of Z-Work Acquisition Corp., a special purpose acquisition company focused on the transformation of work through technology businesses. Ms. Ginsberg served on the board of directors of J.C. Penney Company, Inc. from July 2015 to December 2020, Match Group, Inc. from December 2017 to March 2020 and Care.com from February

2012 to December 2014. Ms. Ginsberg holds a Master of Business Administration from The Wharton School of the University of Pennsylvania and a Bachelor of Arts in English Literature and Spanish Literature from the University of California, Berkeley.
We believe that Ms. Ginsberg is qualified to serve as a member of our board because of her extensive operational, innovation and high-growth experience with consumer and digital companies and global company leadership and her experience as a board member of publicly traded technology companies.
Jack Lazar. Mr. Lazar has served as a member of our board since June 2017. Since March 2016, Mr. Lazar has been an independent business consultant. From January 2014 to March 2016, Mr. Lazar served as the Chief Financial Officer at GoPro, Inc., a publicly traded provider of wearable and mountable capture devices. From January 2013 to January 2014, Mr. Lazar was an independent business consultant. From May 2011 to January 2013, Mr. Lazar served as Senior Vice President, Corporate Development at Qualcomm Incorporated and General Manager of Qualcomm Atheros, Inc., a developer of communications semiconductor solutions. From September 2003 until it was acquired by Qualcomm Incorporated in May 2011, Mr. Lazar served in various positions at Atheros Communications, Inc., a provider of communications semiconductor solutions, most recently as Senior Vice President of Corporate Development, Chief Financial Officer and Secretary. Mr. Lazar is also a member of the boards of directors of Box, Inc., a publicly traded enterprise cloud content and file sharing provider, GlobalFoundries Inc., a publicly traded semiconductor foundry and Resideo Technologies, Inc., a publicly traded provider of comfort and security solutions. Mr. Lazar previously served on the boards of directors of several public companies including Silicon Laboratories, Inc., from 2013 to 2022, Casper Sleep from 2019 until its sale to Durational Capital in 2022, Mellanox Technologies, Ltd., from June 2018 until its sale to NVIDIA Corporation in April 2020, Quantenna Communications, Inc., from July 2016 until its sale to ON Semiconductor Incorporated in June 2019, and TubeMogul, Inc., from October 2013 until its sale to Adobe in December 2016. Mr. Lazar is a certified public accountant (inactive) and holds a Bachelor of Science in Commerce with an emphasis in Accounting from Santa Clara University.
We believe that Mr. Lazar is qualified to serve as a member of our board because of his business and financial expertise and extensive experience as an executive and board member of publicly traded technology companies.
Dan Nova. Mr. Nova has served as a member of our board since September 2012. Mr. Nova has served as a General Partner of Highland Capital Partners since 1996. Since October 2020, Mr. Nova has also served as the Chief Investment Officer of Highland Transcend Partners I Corp., a publicly traded special purpose acquisition company. Prior to joining Highland in 1996, Dan was a Partner at CMG@Ventures from 1995 to 1996. From 1989 to 1994, Mr. Nova was a Senior Associate at Summit Partners. Mr. Nova serves on the board of directors of Rent the Runway, Inc., an online subscription service for clothing. Mr. Nova also serves as a member of the board of directors of a number of privately held companies and has served as a member of the board of directors of publicly traded companies in the past. Mr. Nova holds a Master of Business Administration from Harvard Business School and a Bachelor of Science in Computer Science and Marketing from Boston College.
We believe that Mr. Nova is qualified to serve as a member of our board because of his extensive experience with venture capital and technology companies and his experience as former director of publicly traded companies.
Paula Sutter. Ms. Sutter has served as a member of our board since 2014. In October 2014, Ms. Sutter founded Paula Sutter LLC, a consumer brand consultancy. From October 2014 to December 2017, Ms. Sutter served as the Chief Executive Officer of TSG Fashion Group at TSG Consumer Partners, LLC, a private equity firm. From 1999 to October 2013, Ms. Sutter served as the President of Diane von Furstenberg Studio, L.P., a fashion company. From January 1993 to December 1998, Ms. Sutter served as a Vice President of The Donna Karan Company, LLC, a fashion company. Ms. Sutter serves as executive chairwoman and a director of Inflection Point Acquisition Corp., a special purpose acquisition company. Ms. Sutter also serves as a member of the board of directors of a number of privately held companies. Ms. Sutter holds a Liberal Arts degree in Literature from Villanova University. Ms. Sutter is the first cousin of Mr. Marino, our President.
We believe that Ms. Sutter is qualified to serve as a member of our board because of her extensive experience as an executive in the fashion and private equity industries.
Marcie Vu. Ms. Vu has served as a member of our board since February 2021. Ms. Vu formerly served as a Partner and Head of Consumer Technology at Qatalyst Partners, a technology-focused M&A advisory group, from May 2013 to February 2021. From August 2002 to May 2013, Ms. Vu served as Head of Consumer Internet

Banking at Morgan Stanley & Co, LLC, an investment bank and financial services company. From August 2000 to July 2002, Ms. Vu served as a Senior Product Manager at Yahoo! Inc., a media and technology company. Ms. Vu is a director of Alpha Partners Technology Merger Corp., a special purpose acquisition company, and she is also a director of several private companies. Ms. Vu has a Master of Business Administration from the Kellogg School of Management at Northwestern University and a Bachelor of Science in Economics from The Wharton School of the University of Pennsylvania.
We believe that Ms. Vu is qualified to serve on our board due to her extensive experience as an advisor in the consumer technology industry and her knowledge of the industry in which we operate.

CORPORATE GOVERNANCE
Our business and affairs are managed under the direction of our board, which is elected by our stockholders. In carrying out its responsibilities, our board selects and monitors our top management, provides oversight of our financial reporting processes, and determines and implements our corporate governance policies.
Our board and management team are committed to good corporate governance to ensure that we are managed for the long-term benefit of our stockholders, and we have a variety of policies and procedures to promote such goals. To that end, during the past year, our management periodically reviewed our corporate governance policies and practices to ensure that they remain consistent with the requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), SEC rules and Nasdaq listing standards.
Besides verifying the independence of the members of our board and committees (which is discussed in the section titled “Independence of Our Board”), at the direction of our board, we also:
•Periodically review and make necessary changes to the charters for our audit, compensation, and nominating and corporate governance committees;
•Establish disclosures control policies and procedures in accordance with the requirements of the Sarbanes-Oxley Act and the rules and regulations of the SEC;
•Have a procedure for receipt and treatment of anonymous and confidential complaints or concerns regarding audit or accounting matters in place; and
•Have a code of conduct that applies to our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers.
In addition, we have adopted a set of corporate governance guidelines. Our nominating and corporate governance committee is responsible for reviewing our corporate governance guidelines from time to time and reporting and making recommendations to our board concerning corporate governance matters. A copy of our corporate governance guidelines can be found on our investor relations website at ir.thredup.com. Our corporate governance guidelines address such matters as:
•Director Independence - Independent directors must constitute at least a majority of our board;
•Monitoring Board Effectiveness - Our board must conduct an annual self-evaluation of our board and its committees;
•Board Access to Independent Advisors - Our board as a whole, and each of its committees separately, have authority to retain independent experts, advisors or professionals as each deems necessary or appropriate; and
•Board Committees - All members of the audit, compensation, and nominating and corporate governance committees are independent in accordance with applicable Nasdaq criteria.
Meetings of Our Board
Our board held seven meetings in 2021. Each director attended at least 75% of all meetings of our board and the committees on which he or she served that were held during fiscal year 2021. Under our corporate governance guidelines, directors are expected to spend the time needed and meet as frequently as our board deems necessary or appropriate to discharge their responsibilities. Directors are also expected to make efforts to attend our annual meeting of stockholders, all meetings of our board and all meetings of the committees on which they serve. Directors are encouraged, but not required, to attend our annual meetings of stockholders.
Code of Conduct
Our board has adopted a code of conduct that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The full text of our code of conduct is available on our investor relations website at ir.thredup.com under “Corporate Governance.” We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding amendments to, or waiver from, a provision of our code of conduct by posting such information on the website address and location specified above. During 2021, no waivers were granted from any provision of the code of conduct.

Independence of Our Board
Our Class A common stock is listed on Nasdaq. Under Nasdaq listing standards, independent directors must constitute a majority of a listed company’s board of directors. In addition, Nasdaq listing standards require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating committees be independent. Under Nasdaq listing standards, a director will only qualify as an “independent director” if, in the opinion of that listed company’s board of directors, that director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Audit committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Nasdaq listing standards. Compensation committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and Nasdaq listing standards.
Our board has undertaken a review of the independence of each director. Based on information provided by each director concerning his or her background, employment and affiliations, our board has determined that Messrs. Bettinelli, Friedman, Haley, Lazar, Matthews and Nova and Mmes. Ginsberg, Nakache, Rushing, Sutter and Vu do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing standards of Nasdaq. In making these determinations, our board considered the current and prior relationships that each non-employee director has with our Company and all other facts and circumstances our board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director and any of their affiliated funds, and the transactions involving them described in the section titled “Certain Relationships and Related Party Transactions.”
Board Leadership Structure
The positions of Chief Executive Officer and Chairperson of our board are separated. Patricia Nakache serves as the Chairperson of our board, presides over meetings of our board and holds such other powers and carries out such other duties as are customarily carried out by the Chairperson of our board. Our board believes that separating these roles is appropriate as it allows us to pursue strategic and operational objectives while maintaining effective oversight and objective evaluation of corporate performance.

Our Board’s Role in Risk Oversight
Our board has responsibility for the oversight of our risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable our board to understand our risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, cybersecurity, strategic and reputational risk.
Our board believes that open communication between our management team and our board is essential to management and oversight. Our board meets with our Chief Executive Officer and other members of the senior management team at quarterly meetings of our board, as well as at such other times as they deem appropriate, where, among other topics they discuss major risk exposures, their potential impact on our business and steps we take to manage them.
While our board is ultimately responsible for risk oversight, our board committees assist our board in fulfilling its oversight responsibilities in certain areas of risk. Our audit committee oversees and reviews the Company’s guidelines and polices that govern the process by which the Company’s exposure to risk is assessed and managed by management. More specifically, our audit committee assists our board in fulfilling its oversight responsibilities with respect to risk assessment and risk management in the areas of internal control over financial reporting, disclosure controls and procedures, legal and regulatory compliance, liquidity risk, enterprise risk management and cybersecurity. Our audit committee also discusses and considers with our management team and KPMG LLP the Company's major financial, operational, privacy, security, competition, regulatory, enterprise, network and product cybersecurity, and accounting risk exposures or other exposures and the steps that the Company's management has taken to monitor and control such exposures. Our nominating and corporate governance committee assists our board in fulfilling its oversight responsibilities with respect to the management of risk associated with our board’s organization, membership, structure, corporate governance and environmental, social and governance (“ESG”) initiatives. Our compensation committee assesses risks created by the incentives inherent in our compensation policies. Finally, our full board reviews strategic and operational risk in the context of reports from our management team, receives reports on all significant committee activities at each regular meeting and evaluates the risks inherent in significant transactions.
Risks Related to Compensation Policies and Practices
As part of its oversight function, our board, and our compensation committee in particular, along with our management team, considers potential risks when reviewing and approving various compensation plans, including executive compensation. Based on this review, our compensation committee has concluded that such compensation plans, including executive compensation, do not encourage risk taking to a degree that is reasonably likely to have a materially adverse impact on us or our operations.
Committees of Our Board
Our board has established an audit committee, a compensation committee, and a nominating and corporate governance committee. The composition and responsibilities of each of the committees of our board is described below. Members serve on these committees until their resignation or until as otherwise determined by our board. Each of the audit, compensation, and nominating and corporate governance committees operates pursuant to a separate written charter adopted by our board that is available to stockholders at ir.thredup.com under “Corporate Governance.”

Audit Committee
Our audit committee consists of Messrs. Bettinelli, Friedman,Lazar and Ms. Vu, with Mr. Lazar serving as Chairperson. The composition of our audit committee meets the requirements for independence under current Nasdaq listing standards and SEC rules and regulations. Each member of our audit committee meets the financial literacy requirements of Nasdaq listing standards. In addition, our board has determined that Mr. Lazar is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K under the Securities Act of 1933 (the “Securities Act”) and has the requisite financial sophistication as defined under the applicable rules and regulations of Nasdaq. Our audit committee, among other things:
•selects a qualified firm to serve as the independent registered public accounting firm to audit our consolidated financial statements;
•helps to ensure the independence and performance of the independent registered public accounting firm;
•discusses the scope and results of the audit with the independent registered public accounting firm and reviews, with management and the independent registered public accounting firm, our interim and year-end results of operations;
•develops procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
•reviews our policies on risk assessment and risk management, including network and product cybersecurity;
•reviews related party transactions;
•obtains and reviews a report by the independent registered public accounting firm at least annually, that describes our internal control procedures, any material issues with such procedures and any steps taken to deal with such issues; and
•approves (or, as permitted, pre-approves) all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.
Our audit committee annually reviews the independent registered public accounting firm’s independence, including reviewing all relationships between the independent registered public accounting firm and us and any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm, and the independent registered public accounting firm’s performance.
Our audit committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of Nasdaq. Our audit committee held five meetings during 2021.
Compensation Committee
Our compensation committee consists of Messrs. Haley and Nova and Mses. Ginsberg and Rushing, with Mr. Haley serving as Chairperson. The composition of our compensation committee meets the requirements for independence under Nasdaq listing standards and SEC rules and regulations. Each member of the compensation committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange

Act. The purpose of our compensation committee is to discharge the responsibilities of our board relating to compensation of our executive officers. Our compensation committee, among other things:
•reviews, approves and determines, or makes recommendations to our board regarding, the compensation of our executive officers;
•administers our stock and equity incentive plans;
•reviews and approves, or makes recommendations to our board regarding, incentive compensation and equity plans; and
•establishes and reviews general policies relating to compensation and benefits of our employees.

In fulfilling its responsibilities, our compensation committee has the authority to delegate any or all of its responsibilities with respect to the granting of awards to a subcommittee of the compensation committee. As such, our compensation committee has authorized a subcommittee consisting of our chief financial officer, chief legal officer and chief people officer to jointly approve grants of stock options and restricted stock units to non-officer employees pursuant to certain limits and to amend post-termination exercise period of options.

Our compensation committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of Nasdaq. Our compensation committee held four meetings during 2021.
Compensation Committee Interlocks and Insider Participation
During 2021 Messrs. Haley and Nova and Ms. Ginsberg served as members of the compensation committee. Ms. Rushing joined our compensation committee in January 2022. None of the members of our compensation committee is or has been an officer or employee of our Company or has had any other relationship requiring disclosure herein. None of our executive officers currently serves, or in the past year has served, as a member of the board or compensation committee of any entity that has one or more executive officers serving on our board or compensation committee. See the section titled “Certain Relationships and Related Party Transactions” for information about related party transactions involving members of our compensation committee or their affiliates.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee consists of Mmes. Nakache and Sutter and Mr. Matthews, with Ms. Nakache serving as Chairperson. The composition of our nominating and corporate governance committee meets the requirements for independence under Nasdaq listing standards and SEC rules and regulations. Our nominating and corporate governance committee, among other things:
•identifies, evaluates and selects, or makes recommendations to our board regarding, nominees for election to our board and its committees;
•evaluates the performance of our board and of individual directors;
•considers and makes recommendations to our board regarding the composition of our board and its committees;
•reviews developments in corporate governance practices;
•oversees ESG matters;
•evaluates the adequacy of our corporate governance practices and reporting; and
•develops and makes recommendations to our board regarding corporate governance guidelines and matters.

The nominating and corporate governance committee operates under a written charter that satisfies the applicable listing requirements and rules of Nasdaq. Our nominating and corporate governance committee held four meetings during 2021.
Identifying and Evaluating Director Nominees
Our board has delegated to our nominating and corporate governance committee the responsibility of identifying suitable candidates for nomination to our board (including candidates to fill any vacancies that may occur) and assessing their qualifications in light of the policies and principles in our corporate governance guidelines and the committee’s charter. Our nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks, or any other means that the committee deems to be appropriate in the evaluation process. Our nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board. Based on the results of the evaluation process, our nominating and corporate governance committee recommends candidates for our board’s approval as director nominees for election to our board.
Minimum Qualifications
Our nominating and corporate governance committee uses a variety of methods for identifying and evaluating director nominees and will consider all facts and circumstances that it deems appropriate or advisable. In its identification and evaluation of director candidates, our nominating and corporate governance committee will consider the current size and composition of our board, as well as the needs of our board and the respective committees of our board. Some of the qualifications that our nominating and corporate governance committee consider include, without limitation, issues of character, ethics, integrity, judgment, independence, diversity, skills, education, expertise, business acumen, length of service, understanding of our business and industry, and other commitments. Although our board does not maintain a specific policy with respect to board diversity, our board believes that our board should be a diverse body, and our nominating and corporate governance committee considers a broad range of backgrounds and experiences.
Nominees must also have proven achievement and competence in their field, the ability to exercise sound business judgment, an objective perspective, the ability to offer advice and support to our management team, and the ability to make significant contributions to our success. Nominees must also have skills that are complementary to those of our existing board, the highest ethics, a commitment to the long-term interests of our stockholders, and an understanding of the fiduciary responsibilities that are required of a director. Nominees must have sufficient time available in the judgment of our nominating and corporate governance committee to effectively perform all board and committee responsibilities. Members of our board are expected to prepare for, attend and participate in all meetings of our board and applicable committee meetings. Other than the foregoing, there are no stated minimum criteria for director nominees, although our nominating and governance committee may also consider such other factors as it may deem, from time to time, are in our and our stockholders’ best interests. After completing its review and evaluation of director candidates, our nominating and corporate governance committee recommends to our full board the director nominees for selection.
Stockholder Recommendations
Eligible stockholders may submit recommendations for director candidates to our nominating and corporate governance committee by sending the individual’s name and qualifications to our Chief Legal Officer at ThredUp Inc., 969 Broadway, Suite 200, Oakland, California 94607, who will forward all recommendations to our nominating and corporate governance committee. Any such recommendations should include the information required by our bylaws. Our nominating and corporate governance committee will evaluate any candidates properly recommended by stockholders against the same criteria and pursuant to the same policies and procedures applicable to the evaluation of candidates proposed by directors or members of our management team.
Stockholder and Interested Party Communications
Our board provides to every stockholder and interested party the ability to communicate with our board, as a whole, and with individual directors on our board through an established process for stockholder and interested party communication. For a stockholder or interested party communication directed to our board as a whole, stockholders and other interested parties may send such communication to our Chief Legal Officer via U.S. Mail or expedited delivery service to the address listed below or by e-mail to ir@thredup.com:
ThredUp Inc.
969 Broadway
Suite 200
Oakland, California 94607
Attn: Chief Legal Officer
For a stockholder communication directed to an individual director in his or her capacity as a member of our board, stockholders and other interested parties may send such communication to the attention of the individual director via U.S. Mail or expedited delivery service to the address listed below or by e-mail to ir@thredup.com:
ThredUp Inc.
969 Broadway
Suite 200
Oakland, California 94607
Attn: [Name of Individual Director]
If sent by e-mail, the communication should specify “Attn. [Name of Director]” in the subject line. We encourage stockholders to e-mail any such communications to us to help ensure prompt receipt.
Our Chief Legal Officer, in consultation with appropriate members of our board, as necessary, will review all incoming communications and, if appropriate, all such communications will be forwarded to the appropriate member or members of our board, or if none is specified, to the Chairperson of our board. The Chief Legal Officer will generally not forward communications if they are deemed inappropriate, consist of individual grievances or other interests that are personal to the party submitting the communication and could not reasonably be construed to be of concern to securityholders or other constituencies of the Company, solicitations, advertisements, surveys, “junk” mail, or mass mailings.

Our ESG (Environmental, Social and Governance) Efforts
We are committed to sustainable and ethical business practices and have implemented ESG policies and goals throughout our company to formalize and manage our commitment over time.
Environmental. The environment is one of our most important stakeholders and combating the harmful effects of disposable fashion is one of our greatest goals. By promoting a scalable, mainstream market for resale, thredUP drives meaningful impact for the planet by helping to offset the environmental cost of fashion. Our core business of reselling secondhand apparel sourced from consumers' closets helps reduce fashion's overall environmental footprint – buying a used item of clothing can reduce its carbon footprint by 82% and according to a May 2019 study conducted by Green Story Inc., we have displaced over one billion pounds of carbon emissions since inception. By extending the life of clothes, we believe that our unique supply chain and business model presents a powerful solution to the fashion industry's wastefulness.
Beyond the positive environmental impact of our core business model, we actively manage the environmental footprint of our operations. We are committed to disclosing the greenhouse gas emissions of our operations on an annual basis. We intend to disclose our greenhouse gas emissions based on a framework developed by the Greenhouse Gas Protocol, a partnership between the World Resources Institute and the World Business Council for Sustainable Development, for corporations to disclose the greenhouse gas emissions of their business. The Greenhouse Gas Protocol classifies greenhouse emissions across three scopes: scope 1 (direct emissions from our owned and controlled sources), scope 2 (indirect emissions from our generation of purchased energy) and scope 3 (all indirect emissions not included in scope 2 that occur in our value chain). We intend to make the results of our greenhouse gas emissions analysis publicly available by the end of 2022. We also continue to seek out initiatives that can lower our environmental impact, while also improving operations and lowering operating expenses.
We are also focused on educating the world about fashion waste, helping consumers understand how their fashion habits contribute to climate change and empowering individuals with the tools they need to make more sustainable fashion choices. For example, in 2020, we partnered with independent environmental research firm

Green Story Inc. to create thredUP’s Fashion Footprint Calculator to help our users learn more about their carbon footprint associated with clothing purchases and disposal habits. In addition, our annual Resale Report highlights the rapidly emerging resale economy, and includes a fashion waste analysis that shines a light on the global issues of overproduction, disposable fashion culture, and single-use fashion.
Additionally, we engage in public policy advocacy in partnership with industry groups and coalitions to educate policymakers and shape relevant public policy. We believe these efforts will be key for combating the fashion industry’s environmental impact. Our educational, public policy and government relations efforts shine a light on global issues such as overproduction, product circularity, disposable fashion culture and single-use fashion. We are a member of the Ellen MacArthur Foundation, an organization which supports growth of the circular economy by mobilizing solutions at scale, globally, with a diverse set of stakeholders. Earlier this year, we became founding signatories of Fashion Declares, an international business coalition focused on addressing climatic, ecological and social issues in the fashion industry. We have also come out in public support of the Fashion Sustainability and Social Accountability Act, a New York State legislative bill aimed at addressing the environmental impact of the fashion industry.
Social. Our business impacts society by engaging various stakeholders, but it starts with our employees. We believe our people are our greatest asset and are reimagining our employee experience to reflect that philosophy. We work diligently to attract the best talent from a diverse range of sources in order to meet the current and future demands of our business.
As part of this goal, we believe in the importance of fostering a diverse, inclusive and safe workplace and we are committed to ensuring our employees and professional contractors are comfortable bringing their authentic selves to work every day. We believe that a unique perspective is critical to solving complex problems and inspiring a new generation of consumers to think secondhand first. Overall, as of December 31, 2021, 70% of our workforce identifies as female and 72% of our workforce identifies as minority, including 56.6% as Black or Latinx. As of December 31, 2021, 35% of our senior leadership team identifies as female and 30% of our senior leadership team identifies as minority, including 7% as Black or Latinx. We are committed to increasing diversity and representation through our diversity, equity, inclusion and belonging initiatives and to disclosing our diversity on an annual basis.
We also have created programs to attract, retain and develop skilled workers of all backgrounds in our distribution centers, including thredUP University, a comprehensive leadership development program. All full-time United States based employees are eligible to participate in our employee stock purchase plan, paid sabbatical program and 401k plan.
Data security is also critically important to our operations. We have implemented extensive security practices to ensure appropriate physical, technical and administrative safeguards to protect customer and employee data. We have developed and implemented a comprehensive information security program with clearly defined roles and responsibilities. Our security policies and procedures are typically communicated and reviewed with our Audit Committee on a quarterly basis to ensure alignment at all levels on platform security efforts. Our data security program has been documented in our independently verified service organization control report, also known as a SOC 2 Type 2 report. We intend to continue engaging independent auditors to evaluate our security, confidentiality and availability controls on an annual basis. With respect to online payment acceptance, we continue to maintain Payment Card Industry Data Security Standard (also known as PCI DSS) merchant compliance through all our different channels of commerce. To protect our platforms, our vulnerability management program consists of several container, network and operating system (OS) scans, along with continuous penetration testing performed by researchers through a leading hacker-powered security platform. Internally, we have established an enterprise risk management committee to address security risks on a quarterly cadence. We also require all employees and contractors with access to our systems to complete a cybersecurity awareness training on an annual basis.
As a complement to our security efforts, we also take the privacy of our customer and employee data seriously. Our privacy program includes a comprehensive data inventory and a data map of the systems where personal information is stored and a data privacy impact assessment template to evaluate our processing activities. We have a consumer-facing privacy policy that outlines our data use and sharing practices to customers and a consumer-facing California privacy notice that informs individuals about their privacy rights and enables them to exercise data access, deletion and do not sell requests. We have implemented an automated privacy tool to publish cookie notices on our webpages and allow consumers to manage their cookie tracking preferences. To instill a privacy-by-design culture, we have provided privacy training guides and materials to educate our workforce on the importance of key principles such as data minimization and purpose limitation.

Governance. We have created a governance structure to promote responsibility and accountability for ESG matters across our company. Our dual-class capital structure provides our founder and CEO with the ability to prioritize our ESG efforts. The nominating and governance committee of our board of directors has specific oversight of ESG matters pursuant to its charter. We have an employee-led corporate social responsibility (“CSR”) committee, with participation from executive management and senior members of our operations, finance, marketing, people and legal teams. Our CSR committee meets quarterly to manage our long-term ESG strategy and reports to executive management and our board of directors.
We believe independent governance fosters effective board leadership. For this reason, we have appointed an independent chair to lead our board of directors and have confirmed that all of our directors, other than our CEO, are independent according to the Nasdaq’s listing standards, including all of the members of our Audit, Compensation and Nominating and Corporate Governance Committees. Under this framework, we believe that it is easier for board members to express dissenting views and that different viewpoints and perspectives will make us a more well-rounded and resilient company.
We are proud of having built a corporate culture that emphasizes and supports ethical corporate behavior. We have formally adopted and published our Code of Business Conduct and Ethics. We have established a whistleblower program for compliance, ethics and fraud, overseen by our Audit Committee Chairperson and Chief Legal Officer. This year, we are also forming an internal enterprise risk management committee, reporting to the Audit Committee, to highlight emerging risks and oversee risk mitigation efforts across the organization.
In addition to supporting an ethical culture, our board of directors values diversity and representative governance. As of December 31, 2021, four of our 11 directors (36% of our board of directors), including our board chairperson, identified as female. Additionally, in January 2022, we appointed Coretha Rushing to our board of directors, increasing our percentage of female directors to 41% (five of 12).
Non-Employee Director Compensation
Prior to our IPO in March 2021, we did not have a formal policy to compensate our non-employee directors. In connection with our IPO, we adopted a formal policy pursuant to which our non-employee directors are eligible to receive the following cash retainers and equity awards:

Annual Retainer for Board Membership
Annual service on the board	$40,000
Annual service for chair of the board (in addition to annual service on the board)	$20,000
Additional Annual Retainer for Committee Membership
Annual service as member of the audit committee (other than chair)	$10,000
Annual service as chair of the audit committee	$20,000
Annual service as member of the compensation committee (other than chair)	$10,000
Annual service as chair of the compensation committee	$15,000
Annual service as member of the nominating and corporate governance committee (other than chair)	$10,000
Annual service as chair of the nominating and corporate governance committee	$15,000
Our non-employee directors may elect to receive their cash retainers in the form of fully-vested restricted stock unit awards.
Each non-employee director as of the effective date of our IPO was granted a one-time restricted stock unit award with a value of $150,000 (the “IPO Grant”). In addition, our policy provides that, upon initial election to our board, each new non-employee director will be granted a one-time restricted stock unit award with a value of $300,000 (the “Initial Grant”). Furthermore, on the date of each of our annual meeting of stockholders, each non-employee director who continues as a non-employee director following such meeting will be granted an annual restricted stock unit award with a value of $150,000 (the “Annual Grant”). The IPO Grant and Annual Grant vest in full on the earlier of (i) the first anniversary of the grant date or (ii) our next annual meeting of stockholders, subject to continued service as a director through the applicable vesting date. The Initial Grant vests in equal annual installments over three years from the date of grant, subject to continued service as a director through the applicable vesting date. Such awards are subject to full acceleration of vesting upon the sale of the Company.
Employee directors receive no additional compensation for their service as a director.
We reimburse all reasonable out-of-pocket expenses incurred by directors for their attendance at meetings of our board or any committee thereof.

2021 Non-Employee Director Compensation Table
The following table presents the total compensation for each person who served as a non-employee director in the year ended December 31, 2021, or fiscal 2021. Other than as set forth in the table below, we did not pay any compensation or make any equity awards to our non-employee directors during fiscal 2021. During fiscal 2021, Mr. Reinhart, our Chief Executive Officer, was a member of our board, as well as an employee, and received no additional compensation for his services as a director. The compensation received by Mr. Reinhart as Chief Executive Officer of the Company is presented in the “Executive Compensation—Summary Compensation Table” below.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Total ($)
Ian Friedman	37,500	149,996		187,496
Mandy Ginsberg	37,500	149,996	177,627(4)	365,123
Timothy Haley	41,250	149,996		191,246
Jack Lazar	45,000	149,996		194,996
Norman Matthews	37,500	149,996		187,496
Patricia Nakache	56,250	149,996		206,246
Dan Nova	37,500	149,996		187,496
Paula Sutter	37,500	149,996		187,496
Marcie Vu	37,500	149,996	224,466(5)	411,962
Greg Bettinelli, Coretha Rushing(6)(7)	—	—	—	—
_____________

1.The amounts reported represent the annual cash retainer and committee fees paid to or earned by each of our non-employee directors for services in fiscal 2021 pursuant to our director compensation policy. Each non-employee director other than Messrs. Lazar and Nova elected to receive such amounts in the form of restricted stock units of our Class A common stock.
2.Amounts reflect the aggregate grant date fair value of the restricted stock units granted to our non-employee directors in fiscal 2021, each determined in accordance with FASB ASC Topic 718, not including any estimates of forfeitures. The assumptions used in calculating the grant date fair value of the stock options reported in this column are set forth in Note 11 of our consolidated financial statements included for fiscal 2021 which are included in our annual report on Form 10-K filed with the SEC on March 22, 2022. Note that the amounts reported in this column reflect the accounting cost for these grants, and do not correspond to the actual economic value that may be received by the non-employee directors from the vesting of the restricted stock units. All restricted stock units granted on March 25, 2021 fully vest upon the earlier of (i) March 25, 2022 or (ii) the next annual meeting of stockholders, subject to the non-employee director’s continued service on the board through the applicable vesting date. 100% of the unvested restricted stock units will vest immediately upon the non-employee director’s continued service to us through the consummation of a change in control.
3.Amounts reflect the grant-date fair value of stock options granted to our non-employee directors in fiscal 2021, each determined in accordance with ASC Topic 718. Such grant-date fair value does not take into account any estimated forfeitures related to service-vesting conditions. The assumptions used in calculating the grant date fair value of the stock options reported in this column are set forth in Note 11 of our consolidated financial statements included for fiscal 2021 which are included in our annual report on Form 10-K filed with the SEC on March 22, 2022. The amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by our directors upon the exercise of the stock options or any sale of the underlying shares of Class B common stock.

4.On January 22, 2021, Ms. Ginsberg was granted an option to purchase 30,000 shares of our Class B common stock. 100% of the shares vested on November 4, 2021.
5.On February 16, 2021, Ms. Vu was granted an option to purchase 30,000 shares of our Class B common stock. 100% of this shares shall vest on February 11, 2022, subject to Ms. Vu’s continued service to us through such vesting date. 100% of the unvested shares subject to the stock option awards will vest immediately upon Ms. Vu’s continued services to us through the consummation of a change in control.
6.As of December 31, 2021, Messrs. Bettinelli and Rushing did not hold any outstanding equity awards. Each non-employee director other than Messrs. Bettinelli and Rushing held 10,714 outstanding restricted stock units of our Class A common stock each as of December 31, 2021. Additionally, Ms. Ginsberg and Ms. Vu each held 30,000 outstanding options to purchase Class B common stock as of December 31, 2021.
7.Ms. Rushing was appointed to our board in January 2022. Mr. Bettinelli elected not to receive compensation for his services as a non-employee director in fiscal year 2021.

PROPOSAL TWO:
RATIFICATION OF THE APPOINTMENT OF
OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our audit committee has appointed KPMG LLP as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the year ending December 31, 2022, and we are asking you and other stockholders to ratify this appointment. During 2021, KPMG LLP served as our independent registered public accounting firm.
Although ratification of the appointment of KPMG LLP is not required by our bylaws or otherwise, our board is submitting the appointment of KPMG LLP to stockholders for ratification as a matter of good corporate governance. A majority of the votes properly cast is required in order to ratify the appointment of KPMG LLP. In the event that a majority of the votes properly cast do not ratify this appointment of KPMG LLP, our audit committee will reconsider whether or not to retain KPMG LLP. Even if the appointment is ratified, our audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the stockholders.
We expect that representatives of KPMG LLP will attend the Annual Meeting and the representatives will have an opportunity to make a statement if they so choose. The representatives will also be available to respond to appropriate questions from stockholders.
Audit Committee Charter and Practices on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors
Our audit committee operates under the audit committee charter pursuant to which our audit committee must pre-approve all auditing services and non-audit services to be provided to the Company by independent auditors. Pursuant to the audit committee charter, the pre-approval requirement is waived for non-audit services if the “de minimis” provisions of Section 10A(i)(1)(B) of the Exchange Act apply. Further, our audit committee may delegate authority to pre-approve non-audit services to the audit committee chair up to a dollar amount agreed upon by our audit committee, who shall report all pre-approval decisions to our audit committee at its next scheduled meeting. The audit committee has pre-approved all services performed since the audit committee charter was adopted.
Audit and Non-Audit Fees
The following table sets forth the fees billed or to be billed by KPMG LLP and its affiliates for professional services rendered with respect to the years ended December 31, 2021 and December 31, 2020. All of these services were approved by our audit committee.

Fee Category	2021	2020
Audit Fees(1)	$1,356,640	$1,523,391
Tax Fees(2)	$2,772	—
Total Fees	$1,359,412	$1,523,391
_____________
(1)Audit Fees consist of fees for professional services provided in connection with the audit of our consolidated financial statements in our Annual Report on Form 10-K, fees for the review of the interim condensed consolidated financial statements in our Quarterly Reports on Form 10-Q, fees for services that are normally provided by KPMG LLP in connection with regulatory filings and accounting related to the acquisition. This category also includes fees for services incurred in connection with our IPO.
(2)Tax Fees consist of fees for professional services for tax consulting services.
Recommendation of our Board
OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2022.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD
The information contained in this audit committee report shall not be deemed to be “soliciting material,” “filed” with the SEC, subject to Regulations 14A or 14C of the Exchange Act, or subject to the liabilities of Section 18 of the Exchange Act. No portion of this audit committee report shall be deemed to be incorporated by reference into any filing under the Securities Act, or the Exchange Act, through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that thredUP specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.
This report is submitted by the audit committee of the board. The audit committee consists of the directors whose names appear below. None of the members of the audit committee is an officer or employee of thredUP, and the board has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined under Rule 10A-3 of the Exchange Act and the applicable Nasdaq rules. Each member of the audit committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq.
The audit committee’s general role is to assist the board in monitoring the Company’s financial reporting process and related matters. The audit committee’s specific responsibilities are set forth in its charter.
The audit committee has reviewed the Company’s consolidated financial statements for the year ended December 31, 2021 and met with its management team, as well as with representatives of KPMG LLP, the Company’s independent registered public accounting firm, to discuss the consolidated financial statements. The audit committee also discussed with members of KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
In addition, the audit committee received the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence and discussed with members of KPMG LLP its independence.
Based on these discussions, the financial statement review and other matters it deemed relevant, the audit committee recommended to the board that the Company’s audited consolidated financial statements for the year ended December 31, 2021 be included in its 2021 Annual Report.
Audit Committee
Jack Lazar (Chairperson)
Greg Bettinelli
Ian Friedman
Marcie Vu

EXECUTIVE OFFICERS
The following table sets forth information regarding our executive officers, including their ages, as of April 7, 2022. Our executive officers are appointed by, and serve at the discretion of, our board and each holds office until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. There are no family relationships among any of our directors or executive officers.

Name	Age	Positions and Offices Held with the Company
James Reinhart	43	Chief Executive Officer, Director and Co-Founder
Christopher Homer	38	Chief Operating Officer and Co-Founder
Anthony Marino	49	President
Sean Sobers	52	Chief Financial Officer
Alon Rotem	42	Chief Legal Officer and Secretary
Information Concerning Executive Officers
In addition to Mr. Reinhart, who serves as a director, our executive officers as of April 7, 2022 consisted of the following:
Christopher Homer. Mr. Homer co-founded thredUP and has served as our Chief Operating Officer since September 2020 and previously served as our Chief Technology Officer from June 2009 to September 2020. From July 2005 to August 2007, Mr. Homer was a midmarket solution advisor at Microsoft Corporation, a publicly traded technology company. Mr. Homer holds a Master of Business Administration from Harvard Business School and a Bachelor of Science in Engineering in Mechanical and Aerospace Engineering from Princeton University.
Anthony Marino. Mr. Marino has served as our President since January 2018. From August 2013 to January 2018, Mr. Marino served as our Chief Marketing Officer. From August 2009 to November 2012, Mr. Marino served as Chief Executive Officer and member of the board of directors of Virgin Hotels Group Limited, a developer of high-end hotels, which he founded. From September 2006 to August 2009, Mr. Marino was a Managing Partner at Virgin Group Limited, a consumer conglomerate and investment group. From June 2000 to June 2006, Mr. Marino was a Principal at Venrock, a venture capital firm that invests in technology and healthcare companies. Mr. Marino holds a Master of Business Administration from Harvard Business School and a Bachelor of Arts in Politics and American Studies from Princeton University. Mr. Marino is the first cousin of Ms. Sutter, one of our directors.
Sean Sobers. Mr. Sobers has served as our Chief Financial Officer since October 2019. From July 2016 to August 2019, Mr. Sobers served as Chief Financial Officer of Quantenna Communications, Inc., a Wi-Fi Solutions Company acquired by ON Semiconductor Corporation in June 2019. From July 2009 to June 2016, Mr. Sobers served as Corporate Vice President of Finance of Cadence Design Systems, Inc., a publicly traded design automation software and engineering services company. From 1995 to 2009, Mr. Sobers held senior financial roles at Documentum, Inc., an enterprise content management platform acquired by EMC Corporation in December 2003, EMC Corporation, a provider of enterprise storage systems, software, and networks acquired by Dell Technologies in 2016, and Polycom Inc., a video, voice and content collaboration and communication technology company acquired by Plantronics, Inc. in 2018. Mr. Sobers holds a Bachelor of Science in Accounting from the University of Southern California.
Alon Rotem. Mr. Rotem has served as our Chief Legal Officer since February 2021 and Secretary since March 2017 and previously served as our General Counsel from January 2017 to February 2021. From September 2013 to November 2016, Mr. Rotem served as the General Counsel of Rocket Lawyer Inc., an online legal technology company. From June 2010 to August 2013, Mr. Rotem was an associate at Goodwin Procter LLP, a global law firm. From 2007 to 2010, Mr. Rotem was an associate at Ropes & Gray LLP, a global law firm. Mr. Rotem holds a Juris Doctor from the University of California, Berkeley School of Law and a Bachelor of Science in Managerial Economics from the University of California, Davis.

EXECUTIVE COMPENSATION
Overview
Our executive compensation programs are designed to attract, motivate, incentivize and retain our executive officers, who contribute to our long-term success. Pay that is competitive, rewards performance and effectively aligns the interests of our executive officers with those of our long-term stockholders is key to our compensation program design and decisions. We structure our executive compensation programs to be heavily weighted towards long-term equity incentives that correlate with the growth of sustainable long-term value for our stockholders.
Our compensation committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our executive compensation programs and related policies. In fiscal 2021, the compensation committee continued to retain Compensia to provide it with market information, analysis and other advice relating to executive compensation on an ongoing basis. The compensation committee engaged Compensia to, among other things, assist in developing a group of peer companies to help us determine overall compensation for our executive officers, as well as to assess each separate element of compensation. The goal was to ensure that the compensation we offer to our executive officers, individually as well as in the aggregate, is competitive and aligned with our business and executive talent requirements. We do not believe the retention of, and the work performed by, Compensia creates any conflict of interest because Compensia performs no other work for the Company besides advising the compensation committee.
Included in this discussion is specific information about the compensation earned or paid in fiscal 2021 to the following named executive officers: (i) the individual who served as Chief Executive Officer of the Company during fiscal 2021 and (ii) the next two most highly compensated executive officers of the Company during fiscal 2021 (the “Named Executive Officers”). Our Named Executive Officers for fiscal 2021 are:

•James Reinhart, our Chief Executive Officer, Director and Co-Founder;
•Christopher Homer, our Chief Operating Officer and Co-Founder; and
•Anthony Marino, our President.

Summary Compensation Table
The following table presents information regarding the compensation awarded to, earned by and paid to our named executive officers during fiscal 2021 and, if applicable, for the year ending December 31, 2020, or fiscal 2020.

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Total ($)
James Reinhart
Chief Executive Officer and Co-Founder	2021	330,000	—	325,324	655,324
	2020	283,073	2,034,224	266,003	2,583,300
Christopher Homer
Chief Operating Officer and Co-Founder	2021	330,000	—	162,662	492,662
Anthony Marino
President	2021	330,000	—	211,461	541,461
	2020	283,073	964,581	172,901	1,420,555
_____________
(1) The amounts reported represent the aggregate grant date fair value of the stock option awards granted to our named executive officers during fiscal 2021, each calculated in accordance with Financial Accounting Standards Board, Accounting Standards Codification/FASB ASC Topic 718. Such grant date fair values do not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the stock options reported in this column are set forth in Note 11 of our consolidated financial statements included for fiscal 2021 which are included in our annual report on Form 10-K filed with the SEC on March 22, 2022. The amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by our named executive officers upon the exercise of the stock options or any sale of the underlying shares of Class B common stock.

(2)    The amounts reported represent bonuses that each of our named executive officers earned during fiscal 2021, as described more fully in the section titled “Narrative to 2021 Summary Compensation Table” below.

Narrative to 2021 Summary Compensation Table
Base Salary
We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. Base salaries are reviewed annually, typically in connection with our annual performance review process, which are adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. During fiscal 2021, the base salaries for Messrs. Reinhart, Homer, and Marino were $330,000 each.
Bonuses
During fiscal 2021, Messrs. Reinhart, Homer and Marino earned bonuses on a quarterly basis in the aggregate amounts as set forth in the “Summary Compensation Table” above. Messrs. Reinhart’s, Homer’s, and Marino’s target annual bonuses were equal to 100%, 50% and 65%, respectively of their base salary. Bonus awards were measured and awarded based on the achievement of company performance targets, which included achievement of certain net revenue, adjusted EBITDA and gross margin goals. Commencing for bonuses in fiscal year 2022, the compensation committee is offering executives the opportunity to receive a portion of their bonus in the form of an RSU grant for our Class A common stock with a value equal to 100% of the target annual bonus amount that vests quarterly based on the achievement of company performance targets.
Equity Compensation
Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period. Accordingly, our board of directors periodically reviews the equity incentive compensation of our named executive officers and may grant equity incentive awards to them from time to time. However, in fiscal 2021, we did not grant equity awards to Messrs. Reinhart, Homer, and Marino. We previously granted stock option awards to purchase shares of our Class B common stock to Messrs. Reinhart, Homer, and Marino in fiscal years preceding 2021, as described in more detail in the “Outstanding Equity Awards at 2021 Year End” table below.
Health and Welfare Benefits
Our named executive officers, like all full-time employees, are eligible to participate in our health and welfare benefit plans.
Perquisites and Personal Benefits
We generally do not provide perquisites to our executives, other than company-paid executive life insurance and executive long-term disability insurance premiums, reimbursement for relocation expenses and certain other de minimis perquisites to our executive officers, including our named executive officers.

Anti-Hedging and Pledging Policy
Our insider trading policy prohibits all of our directors, officers, including our named executive officers, employees and contractors, from (i) trading derivative securities of the Company or any derivative securities that provide the economic equivalent of ownership of any of the Company's securities or an opportunity, direct or indirect, to profit from any change in the value of the Company’s securities or engage in any other hedging transaction with respect to the Company’s securities, at any time, (ii) using the Company's securities as collateral in a margin account and (iii) pledging the Company's securities as collateral for a loan (or modifying an existing pledge).

401(k) Plan
We maintain a tax-qualified retirement plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax-advantaged basis (the “401(k) Plan”). Participants in the 401(k) Plan are able to defer eligible compensation on a pre-tax or after tax (Roth) basis, subject to applicable annual Internal Revenue Code limits. The 401(k) Plan is intended to be qualified under Section 401(a) of the Internal Revenue Code with the 401(k) Plan’s related trust intended to be tax exempt under Section 501(a) of the Internal Revenue Code. As a tax-qualified retirement plan, pre-tax contributions to the 401(k) Plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) Plan, and earnings on Roth contributions are not taxable when distributed from the 401(k) Plan.
Employment Agreements with Named Executive Officers
Offer Letters in Place During 2021 for Named Executive Officers
James Reinhart
We did not have an offer letter agreement in place with Mr. Reinhart during fiscal 2021. Mr. Reinhart’s employment is at-will and he is subject to our standard employment, confidential information, return of property, non-competition, non-solicitation, invention assignment and arbitration agreements.

Christopher Homer
In July 2010, we entered into an offer letter agreement with Mr. Homer, which set forth his initial annual base salary and his eligibility to participate in our benefit plans generally. Mr. Homer’s employment is at-will and he is subject to our standard employment, confidential information, return of property, non-competition, non-solicitation, invention assignment and arbitration agreements.

Anthony Marino
In August 2013, we entered into an offer letter agreement with Mr. Marino, which set forth his initial annual base salary, a signing bonus in the amount of $25,000, the term of his employment, certain relocation and expense reimbursements, his eligibility to receive stock option awards, and his eligibility to participate in our benefit plans generally. Mr. Marino’s employment is at-will and he is subject to our standard employment, confidential information, return of property, non-competition, non-solicitation, invention assignment and arbitration agreements.
Executive Severance Plan
Our named executive officers, and certain other executives, participate in an executive severance plan (the “Executive Severance Plan”). Our Executive Severance Plan provides that upon a (i) termination by us for any reason other than for “cause,” as defined in the Executive Severance Plan or (ii) for the Company’s chief executive officer only, a resignation for “good reason,” as defined in the Executive Severance Plan, in each case outside of the change in control period (i.e., the period beginning three months prior to and ending 12 months after, a “change in control,” as defined in the Executive Severance Plan), an eligible participant will be entitled to receive, subject to the execution and delivery of an effective release of claims in favor of the Company, (i) cash payments over six monthly installments for each eligible participant, or for the Company’s chief executive officer 12 monthly installments, equal to 50% of an eligible participant’s “base salary” (as defined in the Executive Severance Plan), or for the Company’s chief executive officer, 100% of his base salary, and (ii) a monthly cash payment equal to our contribution towards health insurance premiums for up to six months for each eligible participant, or for the Company’s chief executive officer, 12 months.
The Executive Severance Plan also provides that upon a (i) termination by us other than for cause or (ii) a resignation for good reason, in each case within the change in control period, an eligible participant will be entitled to receive, in lieu of the payments and benefits above and subject to the execution and delivery of an effective release of claims in favor of the Company, (i) a lump sum cash payment equal 100% of an eligible participant’s base salary, or for the Company’s chief executive officer, 150% of his base salary, (ii) a lump sum cash payment equal to 100% of the eligible participant’s annual target bonus, (iii) a monthly cash payment equal to our contribution towards health insurance premiums for up to 12 months for each eligible participant, or for the Company’s chief executive officer, 18 months, and (iv) accelerated vesting of 100% of the time-based outstanding and unvested equity award held by the eligible participant; provided, that any performance-based unvested and outstanding equity awards shall be subject to the performance conditions as specified in the applicable award agreements or upon actual achievement.
The payments and benefits provided under the Executive Severance Plan in connection with a change in control may not be eligible for a federal income tax deduction by us pursuant to Section 280G of the Code. These payments and benefits may also subject an eligible participant, including the named executive officers, to an excise tax under Section 4999 of the Code. If the payments or benefits payable in connection with a change in control would be subject to the excise tax imposed under Section 4999 of the Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to the recipient.
Outstanding Equity Awards at 2021 Year-End
The following table provides information regarding outstanding equity awards held by our named executive officers as of December 31, 2021.

			Option Awards(1)
	Grant Date	Vesting Commencement Date	Number of Securities Underlying Unexercised Options		Option Exercise Price($)	Option Expiration Date
Name			Exercisable(#)	Unexercisable(#)
James Reinhart
	2/28/2014	1/1/2014	372,435(2)	-	0.55	2/28/2024
	12/2/2014	8/1/2014	1,268,454(2)	-	0.86	12/2/2024
	5/26/2020	9/22/2017	700,000(2)	-	2.05	10/3/2027
	5/26/2020	3/21/2021	546,614(3)	911,024	2.05	3/21/2029
	8/26/2020	1/1/2021	31,560(2)	-	2.05	8/25/2030
	8/26/2020	3/30/2021	82,320(4)	356,985	2.05	8/25/2030
	8/26/2020	3/30/2022	-	439,365	2.05	8/25/2030
Christopher Homer
	5/26/2020	9/22/2017	32,813(2)	-	2.05	10/3/2027
	5/26/2020	5/15/2021	179,001(3)	434,717	2.05	5/21/2029
	8/26/2020	3/30/2021	36,361(4)	157,567	2.05	8/25/2030
	8/26/2020	3/30/2022	-	193,927	2.05	8/25/2030
Anthony Marino
	12/3/2013	9/1/2013	148,103(2)	-	0.55	12/3/2023
	2/28/2014	9/1/2013	13,880(2)	-	0.55	2/28/2024
	12/2/2014	8/1/2014	508,110(2)	-	0.86	12/2/2024
	5/26/2020	6/23/2017	225,000(2)	-	2.05	6/23/2027
	5/26/2020	3/21/2021	364,409(5)	607,350	2.05	3/21/2029
	8/26/2020	1/1/2021	25,238(2)	-	2.05	8/25/2030
	8/26/2020	3/30/2021	36,361(4)	157,567	2.05	8/25/2030
	8/26/2020	3/30/2022	-	193,927	2.05	8/25/2030
____________
1.Each option grant is subject to the terms of our Second Amended and Restated 2010 Stock Plan, (the "2010 Plan"). Shares underlying each award granted under our 2010 Plan are shares of Class B common stock of the company.
2.The shares subject to the stock option are fully vested.
3. 1/24 of the shares subject to the stock option vest on a monthly basis following the vesting commencement date, subject to the named executive officer’s continuous service relationship with the company through each applicable vesting date. 100% of the unvested shares subject to the stock option will vest immediately upon the named executive officer’s continued services to us through the consummation of a change in control.

4. 1/48 of the shares subject to the stock option vest on a monthly basis following the vesting commencement date, subject to the named executive officer’s continuous service relationship with the company through each applicable vesting date.

5. 1/24 of the shares subject to the stock option awards vest on a monthly basis following the vesting commencement date, subject to the named executive officer’s continuous service relationship with the company through each applicable vesting date. 100% of the unvested shares subject to the stock option awards will vest upon the consummation of a change in control. Additionally, if Mr. Marino is terminated without cause or if Mr. Reinhart is no longer our Chief Executive Officer, then a number of shares subject to the stock option awards shall vest equal to the product of (i) 1/48 of the number of shares subject to the stock option awards and (ii) the number of months of Mr. Marino’s continuous service to us beginning from the vesting commencement date through the date Mr. Marino is terminated without cause or the date Mr. Reinhart is no longer our Chief Executive Officer. Thereafter, in the event of any acceleration as a result of Mr. Reinhart no longer serving as our Chief Executive Officer, the remaining unvested shares underlying the stock option award shall vest in equal monthly installments until the fourth anniversary of the vesting commencement date, subject to Mr. Marino’s continuous service relationship with the company through such vesting date.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides information as of December 31, 2021 regarding shares of common stock that may be issued under the Company’s equity compensation plans consisting of the 2010 Plan, 2021 Employee Stock Purchase Plan (the “2021 ESPP”) and the 2021 Equity Incentive Plan (the “2021 Plan”).

Equity Compensation Plan Information
Plan category	(a) Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance under Equity Compensation Plan (Excluding Securities Referenced in Column (a))
Equity compensation plans approved by security holders(1):	20,710,587 (2)	$2.058 (3)	13,585,780 (4)
Equity compensation plans not approved by security holders:	N/A	N/A	N/A
Total:
_____________

(1)The 2021 Plan provides that the number of shares reserved and available for issuance under the 2021 Plan will automatically increase each January 1, beginning on January 1, 2022, by 5% of the total number of shares of our Class A and Class B common stock issued and outstanding as of the immediately preceding December 31 or such lesser number of shares as determined by our compensation committee. The 2021 ESPP provides that the number of shares reserved and available for issuance under the 2021 ESPP will automatically increase each January 1, beginning on January 1, 2022, by the lesser of shares of our Class A common stock, 1% of the outstanding number of shares of our Class A common stock and Class B common stock on the immediately preceding December 31, or such lesser number of shares as determined by our compensation committee. As of December 31, 2021, a total of 11,939,280 shares of our Class A common stock have been reserved for issuance pursuant to the 2021 Plan, which number excludes the 4,921,736 shares that were added to the 2021 Plan as a result of the automatic annual increase on January 1, 2022. This number is subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization. The shares of Class A common stock and Class B common stock underlying any awards that are forfeited, canceled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without the issuance of stock, expire, or are otherwise terminated, other than by exercise, under the 2021 Plan and the 2010 Plan will be added back to the shares of Class A common stock available for issuance under the 2021 Plan (provided, that any such shares of Class B common stock will first be converted into shares of Class A common stock). The Company no longer makes grants under the 2010 Plan. As of December 31, 2021, a total of 2,917,465 shares of our Class A common stock have been reserved for issuance pursuant to the 2021 ESPP, which number excludes the 984,347 shares that were added to the 2021 ESPP as a result of the automatic annual increase on January 1, 2022. This number is subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization.
(2)Includes 19,439,622 shares of Class B common stock issuable upon the exercise of outstanding options and 1,270,965 shares of Class A common stock issuable upon the vesting of restricted stock unit awards.
(3)As restricted stock unit awards do not have any exercise price, such units are not included in the weighted average exercise price calculation.
(4)As of December 31, 2021, there were 10,668,315 shares of Class A common stock available for grant under the 2021 Plan and 2,917,465 shares of Class A common stock available for grant under the 2021 ESPP.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 7, 2022, for:
•each of our named executive officers for 2021;
•each of our directors;
•all of our directors and executive officers as a group; and
•each person known by us to be the beneficial owner of more than five percent of the outstanding shares of our Class A or Class B common stock.
We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable.
We have based percentage ownership of our common stock on 58,247,102 shares of our Class A common stock and 40,430,118 shares of our Class B common stock outstanding as of March 7, 2022. We have deemed shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of March 7, 2022 to be outstanding and to be beneficially owned by the person holding the option for the purpose of computing the percentage ownership of that person. We have deemed shares of our common stock subject to restricted stock unit awards for which the service condition has been satisfied or would be satisfied within 60 days of March 7, 2022 to be outstanding and to be beneficially owned by the person holding the restricted stock unit awards for the purpose of computing the percentage ownership of that person. However, we did not deem these shares subject to stock options or restricted stock unit awards outstanding for the purpose of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o ThredUp Inc., 969 Broadway Suite 200, Oakland, California 94607.

	Shares Beneficially Owned
	Class A		Class B		Total Voting%†	Total Ownership%
	Shares	%	Shares	%
5% Stockholders:
Entities affiliated with Trinity Ventures(1)	—	*	9,171,766	22.7%	19.8%	13.6%
Entities affiliated with Redpoint Ventures(2)	—	*	7,226,908	17.9%	15.6%	11.0%
Entities affiliated with Highland Capital Partners(3)	—	*	7,590,338	18.8%	16.4%	11.5%
Entities affiliated with Upfront Ventures(4)	—	*	3,624,315	9.0%	7.8%	5.9%
Entities affiliated with Goldman Sachs Asset Management(5)	7,789,363	13.4%	—	*	1.7%	13.4%
FMR LLC(6)	7,836,150	13.5%	—	*	1.7%	13.5%
Entities affiliated with T. Rowe Price Associates, Inc.(7)	2,629,668	4.5%	—	*	*	4.5%
Entities affiliated with Artisan Partners(8)	3,410,109	5.9%	—	*	*	5.9%
Entities affiliated with Capital World Investors(9)	3,563,000	6.1%	—	*	*	6.1%
Entities affiliated with Thrivent Financial For Lutherans(10)	2,971,860	5.1%	—	*	*	5.1%
Entities affiliated with The Vanguard Group (11)	4,457,200	7.7%	—	*	1.0%	7.7%
Named Executive Officers and Directors:
James Reinhart(12)	—	*	6,934,690	15.9%	14.0%	10.6%
Patricia Nakache(13)	15,159	*	9,171,766	22.7%	19.8%	13.6%
Christopher Homer(14)	1,785	*	2,463,117	6.0%	5.3%	4.1%
Anthony Marino(15)	40,785	*	1,762,922	4.2%	3.7%	3.0%
Greg Bettinelli(16)	54,940	*	3,624,315	9.0%	7.8%	5.9%
Ian Friedman(17)	13,677	*	30,000	*	*	*
Mandy Ginsberg(18)	35,105	*	30,000	*	*	*
Timothy Haley(19)	20,520	*	7,226,908	17.9%	15.6%	11.1%
Jack Lazar(20)	19,300	*	313,952	*	*	*
Norman Matthews(21)	13,677	*	768,357	1.9%	1.6%	1.3%
Dan Nova(22)	42,215	*	7,590,338	18.8%	16.4%	11.6%
Coretha Rushing	21,422	*	—	*	*	*
Paula Sutter(23)	63,677	*	303,063	*	*	*
Marcie Vu(24)	31,534	*	30,000	*	*	*
All directors and executive officers as a group (16 persons)(25)	417,762	*	41,015,643	86.5%	77.1%	41.7%
_____________
*Represents less than one percent (1%).
† Percentage of total voting power represents voting power with respect to all shares of our Class A common stock and Class B common stock, as a single class. The holders of our Class A common stock are entitled to one vote per share, and holders of our Class B common stock are entitled to ten votes per share.

1.Consists of (i) 9,032,424 shares of Class B common stock held of record by Trinity Ventures X, L.P. (“Trinity Ventures X”), (ii) 89,424 shares of Class B common stock held of record by Trinity X Entrepreneurs’ Fund, L.P. (“Trinity Entrepreneurs”) and (iii) 49,918 shares of Class B common stock held of record by Trinity X Side-By-Side Fund, L.P. (“Trinity Side,” and together with Trinity Ventures X and Trinity Entrepreneurs, the “Trinity Entities”). The management members of Trinity TVL X, LLC share voting and dispositive power over the shares held by each of the Trinity Entities. The management members of Trinity TVL X, LLC are Larry Orr, Noel Fenton, Ajay Chopra, Patricia Nakache, and TVL Management Corporation. The address for each of the Trinity Entities is 2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025.
2.Consists of (i) 7,046,236 shares of Class B common stock held of record by Redpoint Ventures IV, L.P. (“RV IV”) and (ii) 180,672 shares of Class B common stock held of record by Redpoint Associates IV, L.L.C. (“RA IV,” and together with RV IV, the “Redpoint Entities”). Redpoint Ventures IV, LLC (“RV IV LLC”) is the sole general partner of RV IV and the managers of RV IV LLC commonly control RA IV. Voting and dispositive decisions with respect to the shares held by RV IV and RA IV are made by the managers of RV IV LLC and RA IV: W. Allen Beasley, Jeffrey D. Brody, Satish Dharmaraj, R. Thomas Dyal, Timothy M. Haley, Christopher B. Moore, Scott C. Raney, John L. Walecka and Geoffrey Y. Yang. The address for each of the Redpoint Entities is 2969 Woodside Road, Woodside, CA 94062.
3.Consists of (i) 1,633,061 shares of Class B common stock held by Highland Capital Partners VII Limited Partnership, a Delaware limited partnership (“Highland Capital VII”), (ii) 395,723 shares of Class B common stock held by Highland Capital Partners VII-B Limited Partnership, a Delaware limited partnership (“Highland Capital VII-B”), (iii) 576,297 shares of Class B common stock held by Highland Capital Partners VII-C Limited Partnership, a Delaware limited partnership (“Highland Capital VII-C”), (iv) 51,540 shares of Class B common stock held by Highland Entrepreneurs’ Fund VII Limited Partnership, a Delaware limited partnership (“Highland VII Entrepreneurs’ Fund”, and together with Highland Capital VII, Highland Capital VII-B and Highland Capital VII-C, the “Highland VII Investing Entities”), (v) 3,580,027 shares of Class B common stock held by Highland Capital Partners VIII Limited Partnership, a Cayman Islands exempted limited partnership (“Highland Capital VIII”), (vi) 55,504 shares of Class B common stock held by Highland Capital Partners VIII-B Limited Partnership, a Cayman Islands exempted limited partnership (“Highland Capital VIII-B”), and (vii) 1,298,186 shares of Class B common stock held by Highland Capital Partners VIII-C Limited Partnership, a Cayman Islands exempted limited partnership (“Highland Capital VIII-C”, and together with Highland Capital VIII and Highland Capital VIII-B, the “Highland VIII Investing Entities”). Highland Management Partners VII Limited Partnership, a Delaware limited partnership (“HMP VII LP”), is the general partner of the Highland VII Investing Entities. Highland Management Partners VII, LLC, a Delaware limited liability company (“HMP VII LLC”), is the general partner of HMP VII LP. Dan Nova, a member of our board of directors, Robert J. Davis, Paul A. Maeder and Corey M. Mulloy, are the managing members of HMP VII LLC. HMP VII LLC, as the general partner of the general partner of the Highland VII Investing Entities, respectively, may be deemed to have beneficial ownership of the shares held by the Highland VII Investing Entities. The managing members have shared power over all investment decisions of HMP VII LLC and therefore may be deemed to share beneficial ownership of the shares held by the Highland VII Investing Entities by virtue of their status as controlling persons of HMP VII LLC. Each managing member of HMP VII LLC disclaims beneficial ownership of the shares held by the Highland VII Investing Entities, except to the extent of each such managing member’s pecuniary interest therein. Each of HMP VII LLC and HMP VII LP disclaims beneficial ownership of the shares held by the Highland VII Investing Entities, except to the extent of each such entity’s pecuniary interest therein. The principal business address for each of the entities in this paragraph is One Broadway, 16th Floor, Cambridge, MA 02142. Highland Management Partners VIII Limited Partnership, a Cayman Islands exempted limited partnership (“HMP VIII LP”), is the general partner of the Highland VIII Investing Entities. Highland Management Partners VIII Limited, a Cayman Islands exempted company (“HMP VIII Ltd”), is the general partner of HMP VIII LP. Dan Nova, a member of our board of directors, Robert J. Davis, Paul A. Maeder and Corey M. Mulloy, are the directors of HMP VIII Ltd. HMP VIII Ltd, as the general partner of the general partner of the Highland VIII Investing Entities, respectively, may be deemed to have beneficial ownership of the shares held by the Highland VIII Investing Entities. The directors of HMP VIII Ltd have shared power over all investment decisions of HMP VIII Ltd and therefore may be deemed to share beneficial ownership of the shares held by the Highland VIII Investing Entities by virtue of their status as controlling persons of HMP VIII Ltd. Each director of HMP VIII Ltd disclaims beneficial ownership of the shares held by the Highland VIII Investing Entities, except to the extent of each such director’s pecuniary interest therein. Each of HMP VIII Ltd and HMP VIII LP disclaims beneficial ownership of the shares held by the Highland VIII Investing Entities, except to the extent of each such entity’s pecuniary interest therein. The principal business address for each of the entities in this footnote is One Broadway, 16th Floor, Cambridge, MA 02142.
4.Beneficial ownership information is based on information contained in the Schedule 13G filed with the SEC on February 14, 2022. Consists of (i) 612,795 shares of Class B common stock held of record by Upfront Growth I, L.P. (f/k/a Upfront Opportunity Fund I, L.P.) (“Upfront Growth I”), (ii) 919,192 shares of Class B common stock held of record held by Upfront Growth II, L.P. (f/k/a Upfront Opportunity Fund II, L.P.) (“Upfront Growth II”), (iii) 1,978,825 shares of Class B common stock held of record by Upfront IV L.P.

(“Upfront IV”) and (iv) 113,503 shares of Class B common stock held of record by Upfront IV Ancillary, L.P. (“Upfront IV Ancillary”, and together with Upfront Growth I, Upfront Growth II and Upfront IV, the “Upfront Entities”). Upfront Growth GP I, LLC is the general partner of Upfront Growth I. Upfront Growth GP II, LLC is the general partner of Upfront Growth II. Upfront GP IV, L.P. is the general partner of Upfront IV. Upfront IV Ancillary GP, LLC is the general partner of Upfront IV Ancillary. The Upfront Entities and their general partners are managed by Upfront Ventures Management, LLC, which is controlled by Mark Suster and Yves Sisteron. The address for each of the entities in this paragraph is 1314 7th Street, Santa Monica, CA 90401.
5.Beneficial ownership information is based on information contained in the Schedule 13G filed with the SEC on February 9, 2022 by Goldman Sachs Asset Management. Goldman Sachs Asset Management has sole voting power over 7,789,363 shares and sole dispositive power over 7,789,363 shares. The address for Goldman Sachs Asset Management is 200 West Street, New York, NY 10282.
6.Beneficial ownership information is based on information contained in the Schedule 13G/A filed with the SEC on February 9, 2022 by FMR LLC. FMR LLC has sole voting power over 2,435,584 shares and sole dispositive power over 7,836,150 shares. Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (“Fidelity Funds”) advised by Fidelity Management & Research Company LLC (“FMR Co. LLC”), a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds' Boards of Trustees. FMR Co. LLC carries out the voting of the shares under written guidelines established by the Fidelity Funds' Boards of Trustees. The address for FMR LLC is 245 Summer Street, Boston, MA 02210.
7.Beneficial ownership information is based on information contained in the Schedule 13G/A filed with the SEC on February 14, 2022 by T. Rowe Price Associates, Inc. (“Price Associates”). Price Associates has sole voting power over 778,091 shares and sole dispositive power over 2,629,668 shares. Price Associates does not serve as custodian of the assets of any of its clients; accordingly, in each instance only the client or the client's custodian or trustee bank has the right to receive dividends paid with respect to, and proceeds from the sale of, such securities. The ultimate power to direct the receipt of dividends paid with respect to, and the proceeds from the sale of, such securities, is vested in the individual and institutional clients which Price Associates serves as investment adviser. Any and all discretionary authority which has been delegated to Price Associates may be revoked in whole or in part at any time. Except as may be indicated if this is a joint filing with one of the registered investment companies sponsored by Price Associates which it also serves as investment adviser (“T. Rowe Price Funds”), not more than 5% of the class of such securities is owned by any one client subject to the investment advice of Price Associates. The address for Price Associates is 100 E. Pratt Street, Baltimore, MD 21202.
8.Beneficial ownership information is based on information contained in the Schedule 13G/A filed with the SEC on February 4, 2022 on behalf of Artisan Partners Limited Partnership (“APLP”), Artisan Investments GP LLC (“Artisan Investments”), Artisan Partners Holdings LP (“Artisan Holdings”), Artisan Partners Asset Management Inc. (“APAM”) and Artisan Partner Funds, Inc. (“Artisan Funds” and collectively, “Artisan Partners”). Artisan Holdings is the sole limited partner of APLP and the sole member of Artisan Investments; Artisan Investments is the general partner of APLP; APAM is the general partner of Artisan Holdings. These securities have been acquired on behalf of discretionary clients of APLP. Artisan Partners has shared voting power over 2,953,826 shares and shared dispositive power over 3,410,109 shares. APLP holds 3,410,109 shares, including 2,192,013 shares on behalf of Artisan Funds, over which shares Artisan Funds holds shared voting and dispositive power. Persons other than APLP are entitled to receive all dividends from, and proceeds from the sale of, those shares. The principal business address of each of APLP, Artisan Investments, Artisan Holdings, APAM and Artisan Funds is 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202.
9.Beneficial ownership information is based on information contained in the Schedule 13G/A filed with the SEC on February 11, 2022 by Capital World Investors. These shares are owned by Capital World Investors, a division of Capital Research and Management Company, as well as its investment management subsidiaries and affiliates Capital Bank and Trust Company, Capital International, Inc., Capital International Limited, Capital International Sarl, Capital International K.K. and Capital Group Private Client Services, Inc.

Capital World Investors has sole voting power over 3,563,000 shares and sole dispositive power over 3,563,000 shares. The address for Capital World Investors is 333 South Hope Street, 55th Floor, Los Angeles, CA 90071.
10.Beneficial ownership information is based on information contained in the Schedule 13G filed with the SEC on February 14, 2022 by Thrivent Financial for Lutherans. Thrivent Financial for Lutherans has sole voting power and sole dispositive power over 36,164 shares (represents shares held in the Thrivent Defined Benefit Plan Trust for which Thrivent Financial for Lutherans serves as investment adviser) and shared voting power and shared dispositive power over 2,935,696 shares (represents 1,431,436 shares held by registered investment companies for which Thrivent Financial for Lutherans serves as investment adviser, and 1,504,260 shares held by registered investment companies for which Thrivent Asset Management, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Thrivent Financial for Lutherans, serves as investment adviser). The address for Thrivent Financial for Lutherans is 901 Marquette Avenue, Suite 2500, Minneapolis, MN 55402.
11.Beneficial ownership information is based on information contained in the Schedule 13G filed with the SEC on February 10, 2022 by The Vanguard Group. The Vanguard Group has shared voting power over 14,171 shares, sole dispositive power over 4,414,072 shares and shared dispositive power over 43,128 shares. The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
12.Consists of (i) 606,117 shares of Class B common stock held of record by James Reinhart, (ii) 3,290,149 shares of Class B common stock subject to outstanding options that are exercisable within 60 days of March 7, 2022 by James Reinhart, (iii) 2,349,825 shares of Class B common stock held of record by James Reinhart and Michele Reinhart, as Trustees of the Costanoa Family Trust dated July 22, 2015, as amended, (iv) 9,091 shares of Class B common stock held of record by James Reinhart and Michele Reinhart, as Trustees of the Costanoa 2017 Irrevocable Trust, (v) 328,838 shares of Class B common stock held of record by James Reinhart and Michele Reinhart as Trustees of The Costanoa 2017 Irrevocable GST Trust, (vi) 233,970 shares of Class B common stock held of record by James Reinhart, as Trustee of the Costanoa Trust dated August 7, 2020, and (vii) 116,700 shares of Class B common stock held by a trust for the benefit of James Reinhart’s family and of which the trustee is an independent institution. Mr. Reinhart disclaims beneficial ownership of the shares held in the trust identified in (vii).
13.Consists of (i) 4,445 shares of Class A common stock held of record by Patricia Nakache (ii) 10,714 shares of Class A common stock subject to RSUs held by Patricia Nakache that vest within 60 days of March 7, 2022, and (iii) shares held by the entities affiliated with Trinity Ventures identified in footnote 1.
14.Consists of (i) 1,785 shares of Class A common stock held of record by Christopher Homer, (ii) 1,730,872 shares of Class B common stock held of record by Christopher Homer, (iii) 250,000 shares of Class B common stock held of record by Homer Family 2020 Irrevocable Trust, (iv) 111,583 shares of Class B common stock held of record by the spouse of Christopher Homer, and (v) 370,662 shares of Class B common stock subject to outstanding options that are exercisable within 60 days of March 7, 2022 by Christopher Homer.
15.Consists of (i) 40,785 shares of Class A common stock held of record by Anthony Marino, (ii) 9,660 shares of Class B common stock held of record by Anthony Marino, (iii) 125,000 shares of Class B common stock held of record by The Anthony Salvatore Marino 2021 Annuity Trust, (iv) 125,000 shares of Class B common stock held of record by The Courtney Erin Marino 2021 Annuity Trust, of which Anthony Marino’s spouse is the trustee, and (v) 1,503,262 shares of Class B common stock subject to outstanding options that are exercisable within 60 days of March 7, 2022 by Anthony Marino.
16.Consists of (i) 636 shares of Class A common stock held of record by Greg Bettinelli, (ii) 54,303 shares of Class A common stock held of record by Greg Bettinelli & Julie Bettinelli TR UA 10/21/2012 Gregory and Julie Bettinelli, and (iii) the entities affiliated with Upfront Ventures identified in footnote 4.
17.Following Ian Friedman’s departure from Goldman Sachs Investment Partners, Venture Capital and Growth Equity in October 2019, he was no longer associated with the entities affiliated with Global Private Opportunities Partners. Consists of (i) 2,963 shares of Class A common stock held of record by Ian Friedman, (ii) 10,714 shares of Class A common stock subject to RSUs held by Ian Friedman that vest within 60 days of March 7, 2022 and (iii) 30,000 shares of Class B common stock subject to outstanding options that are exercisable within 60 days of March 7, 2022 by Ian Friedman.
18.Consists of (i) 24,391 shares of Class A common stock held of record by Mandy Ginsburg, (ii) 10,714 shares of Class A common stock subject to RSUs held by Mandy Ginsberg that vest within 60 days of March 7, 2022, and (iii) 30,000 shares of Class B common stock subject to outstanding options that are exercisable within 60 days of March 7, 2022 by Mandy Ginsberg.
19.Consists of (i) 3,260 shares of Class A common stock held of record by Timothy Haley, (ii) 6,063 shares of Class A common stock held by The Haley-McGourty Family Trust U/D/T 9/27/96, (iii) 483 shares of Class A common stock held by Haley-McGourty Partners, (iv) 10,714 shares of Class A common stock subject to

RSUs held by Timothy Haley that vest within 60 days of March 7, 2022 and (v) shares held by the entities affiliated with Redpoint Ventures identified in footnote 2.
20.Consists of (i) 8,586 shares of Class A common stock held of record by Jack Lazar, (ii) 10,714 shares of Class A common stock subject to RSUs held by Jack Lazar that vest within 60 days of March 7, 2022, (iii) 31,958 shares of Class B common stock held of record by Lazar 2012 Living Trust and (iv) 281,994 shares of Class B common stock subject to outstanding options that are exercisable within 60 days of March 7, 2022 by Jack Lazar.
21.Consists of (i) 2,963 shares of Class A common stock held of record by Norman Matthews, (ii) 10,714 shares of Class A common stock subject to RSUs held by Norman Matthews that vest within 60 days of March 7, 2022, (iii) 297,449 shares of Class B common stock held of record by Norman Matthews, (iv) 47,783 shares of Class B common stock held of record by Norman Matthews, as Trustee of the Family Trust Under The Norman S. Matthews 2017 Annuity Trust No I and (v) 423,125 shares of Class B common stock subject to outstanding options that are exercisable within 60 days of March 7, 2022 by Norman Matthews.
22.Consists of (i) 24,611 shares of Class A common stock held of record by Dan Nova, (ii) 6,890 shares of Class A common stock held by Nova Family Enterprises, (iii) 10,714 shares of Class A common stock subject to RSUs held by Dan Nova that vest within 60 days of March 7, 2022, and (iv) shares held by the entities affiliated with Highland Capital Partners identified in footnote 3.
23.Consists of (i) 52,963 shares of Class A common stock held of record by Paula Sutter, (ii) 10,714 shares of Class A common stock subject to RSUs held by Paula Sutter that vest within 60 days of March 7, 2022, (iii) 15,979 shares of Class B common stock held of record by Paula Sutter and (ii) 287,084 shares of Class B common stock subject to outstanding options that are exercisable within 60 days of March 7, 2022 by Paula Sutter.
24.Consists of (i) 20,820 shares of Class A common stock held of record by Marcie Vu, (ii) 10,714 shares of Class A common stock subject to RSUs held by Marcie Vu that vest within 60 days of March 7, 2022 and (iii) 30,000 shares of Class B common stock subject to outstanding options that are exercisable within 60 days of March 7, 2022.
25.Consists of (i) 321,336 shares of Class A common stock beneficially owned by our current directors and executive officers, (ii) 96,426 shares of Class A common stock subject to RSUs held by our current directors and executive officers that vest within 60 days of March 7, 2022, (iii) 41,015,643 shares of Class B common stock beneficially owned by our current directors and executive officers and (iv) 7,012,491 shares of Class B common stock subject to outstanding options that are exercisable within 60 days of March 7, 2022.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Certain Relationships and Transactions
In addition to the compensation arrangements, including employment, termination of employment and change in control arrangements and indemnification arrangements, discussed, when required, in the sections titled “Executive Officers” and “Executive Compensation” the following is a description of each transaction since January 1, 2021 and each currently proposed transaction in which:
•we have been or are to be a participant;
•the amount involved exceeded or exceeds $120,000; and
•any of our directors, executive officers or beneficial owners of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.
Investors’ Rights Agreement
We are party to a tenth amended and restated investors’ rights agreement that provides, among other things, that certain holders of our capital stock, including entities affiliated with Global Private Opportunities Partners, Highland Capital Partners, Redpoint Ventures, Trinity Ventures and Upfront Ventures, each a current or former holder of more than 5% of our outstanding capital stock, and Norman Matthews, one of our directors, have the right to demand that we file a registration statement or request that their shares of our capital stock be included on a registration statement that we are otherwise filing.
Other Transactions
We have granted stock options and restricted stock unit awards for our common stock to our executive officers and certain of our directors. See the sections titled “Executive Compensation” and “Corporate Governance—Non-Employee Director Compensation” for a description of these options and restricted stock unit awards.
Directed Share Program
In connection with our IPO in March 2021, the underwriters reserved up to 840,000 shares of Class A common stock, or up to 7.0% of the shares offered by us in our IPO, for sale through a directed share program to certain individuals identified by our officers and directors, which included certain executive officers and directors. Certain of our directors participated in the directed share program.
Limitation of Liability and Indemnification of Officers and Directors

Our amended and restated certificate of incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by Delaware law. Consequently, our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for the following:
•any breach of their duty of loyalty to our Company or our stockholders;
•any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•any unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or
•any transaction from which they derived an improper personal benefit.
Any amendment to, or repeal of, these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to that amendment or repeal. If the Delaware General Corporation Law is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the Delaware General Corporation Law.
In addition, our amended and restated bylaws provide that we will indemnify, to the fullest extent permitted by law, any person who is or was a party or is threatened to be made a party to any action, suit or proceeding by reason of the fact that he or she is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, joint venture, trust or other enterprise. Our amended and restated bylaws provide that we may indemnify to the fullest extent permitted by law any person who is or was a party or is threatened to be made a party to any action, suit or proceeding by reason of the fact that he or she is or was one of our employees or agents or is or was serving at our request as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Our amended and restated bylaws also provide that we must advance expenses incurred by or on behalf of a director or officer in advance of the final disposition of any action or proceeding, subject to very limited exceptions.
Further, we have entered into indemnification agreements with each of our directors and executive officers that may be broader than the specific indemnification provisions contained in the Delaware General Corporation Law. These indemnification agreements require us, among other things, to indemnify our directors and executive officers against liabilities that may arise by reason of their status or service. These indemnification agreements also require us to advance all expenses incurred by the directors and executive officers in investigating or defending any such action, suit or proceeding. We believe that these agreements are necessary to attract and retain qualified individuals to serve as directors and executive officers.
The limitation of liability and indemnification provisions that are included in our amended and restated certificate of incorporation, amended and restated bylaws and in indemnification agreements that we enter into with our directors and executive officers may discourage stockholders from bringing a lawsuit against our directors and executive officers for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against our directors and executive officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be harmed to the extent that we pay the costs of settlement and damage awards against directors and executive officers as required by these indemnification provisions. At present, we are not aware of any pending litigation or proceeding involving any person who is or was one of our directors, officers, employees or other agents or is or was serving at our request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, for which indemnification is sought, and we are not aware of any threatened litigation that may result in claims for indemnification.
We maintain insurance policies under which, subject to the limitations of the policies, coverage is provided to our directors and executive officers against loss arising from claims made by reason of breach of fiduciary duty or other wrongful acts as a director or executive officer, including claims relating to public securities matters, and to us with respect to payments that may be made by us to these directors and executive officers pursuant to our indemnification obligations or otherwise as a matter of law.
Certain of our non-employee directors may, through their relationships with their employers, be insured and/or indemnified against certain liabilities incurred in their capacity as members of our board.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling our Company pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
Procedures for Approval of Related Party Transactions

Our audit committee charter provides that the audit committee has the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person is defined as a director, executive officer, nominee for director or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members.
Certain of the transactions described above were entered into prior to the adoption of this policy. Accordingly, such transactions were approved by either the audit committee or the disinterested members of our board after making a determination that the transaction was executed on terms no less favorable than those that could have been obtained from an unrelated third party. Any related party transactions entered into after we adopted this policy were approved by our audit committee after making a determination that the transaction was executed on terms no less favorable than those that could have been obtained from an unrelated third party.

ADDITIONAL INFORMATION
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers and persons who beneficially own more than 10% of our common stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all such reports.
To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, we believe that for 2021, all required reports were filed on a timely basis under Section 16(a) other than (i) one report for a single transaction for the common stock held by James Reinhart that was filed late due to an inadvertent administrative error, (ii) one report for a single transaction for the conversion of preferred stock to common stock by GS Investment Strategies, LLC that was filed late due to an inadvertent administrative error and (iii) one report for a single transaction for the conversion of Class B common stock to Class A common stock by Alon Rotem that was filed late due to an inadvertent administrative error.
* * *
Our board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment on such matters, under applicable laws.

THREDUP

THREDUP INC.
969 BROADWAY
SUITE 200
OAKLAND, CA 94607

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/TDUP2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D77070-P67620

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THREDUP INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect three Class I directors to serve until the 2025 Annual Meeting of Stockholders or until their successors are duly elected and qualified:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees:

01) Ian Friedman
02) Timothy Haley
03) Coretha Rushing

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.	☐	☐	☐

NOTE: The proxies may vote in their discretion upon any other matters as may properly come before the meeting or any adjournments, continuations or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and Shareholder Letter are available at www.proxyvote.com

D77071-P67620

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THREDUP INC.

The undersigned hereby appoints James Reinhart, Anthony Marino, Sean Sobers and Alon Rotem, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of ThredUp Inc. Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held May 26, 2022 or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1 AND FOR PROPOSAL 2 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be signed on reverse side